UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/16

The following N-CSR relates only to the Registrant's series listed below and does not relate to the other series of the Registrant, which have different fiscal year end(s) and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for those series, as appropriate.

Dreyfus Diversified Emerging Markets Fund

Dreyfus/Newton International Equity Fund

Dreyfus Tax Sensitive Total Return Bond Fund

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

Dreyfus/The Boston Company Small Cap Growth Fund

Dreyfus/The Boston Company Small Cap Value Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Diversified Emerging Markets Fund

ANNUAL REPORT September 30, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

Dreyfus Diversified Emerging Markets Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Diversified Emerging Markets Fund, covering the 12-month period from October 1, 2015 through September 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally produced strong returns over the reporting period in spite of heightened market volatility stemming from global economic developments. During the fourth quarter of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp stock market declines in January 2016, but equities soon rallied after U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August. In the bond market, yields of high-quality sovereign bonds moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

Although a number of economic and political headwinds remain, we recently have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company fundamentals. This development suggests that selectivity may become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero

Chief Executive Officer

The Dreyfus Corporation

October 17, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2015 through September 30, 2016, as provided by Elizabeth Slover, Michelle Y. Chan, CFA, Gaurav Patankar, and Julianne McHugh, Portfolio Managers of The Boston Company, Sub-Investment Adviser; William S. Cazalet, CAIA, Ronald P. Gala, CFA, and Peter D. Goslin, CFA, Portfolio Managers of Mellon Capital Management Corporation, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended September 30, 2016, Dreyfus Diversified Emerging Markets Fund’s Class A shares produced a total return of 16.20%, Class C shares returned 15.03%, Class I shares returned 16.45%, and Class Y shares returned 16.64%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”), produced a total return of 16.78% for the same period.2

Emerging market equities rallied sharply over the reporting period’s second half in response to rising commodity prices and financial and political reforms, more than erasing previous losses and significantly outperforming their developed international market counterparts.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities (or other instruments with similar economic characteristics) of companies located, organized, or with a majority of assets or business in countries considered to be emerging markets, including other investment companies that invest in such securities.

The fund uses a “manager of managers” approach by selecting one or more experienced investment managers to serve as subadvisers to the fund. The fund also uses a “fund of funds” approach by investing in one or more underlying funds. The fund currently allocates its assets among emerging market equity strategies employed by The Boston Company Asset Management, LLC (the “TBCAM Strategy”) and Mellon Capital Management Corporation (the “Mellon Capital Strategy”), each an affiliate of Dreyfus, and two affiliated underlying funds, Dreyfus Global Emerging Markets Fund (the “Newton Fund”), which is sub-advised by Newton Investment Management (North America) Limited, an affiliate of Dreyfus, and Dreyfus Strategic Beta Emerging Markets Equity Fund (the “Mellon Capital Fund”), which is sub-advised by Mellon Capital Management Corporation.

Improved Sentiment Bolstered Emerging Markets

Emerging markets struggled with various global economic headwinds over the first half of the reporting period. Concerns regarding an economic slowdown in China, falling commodity prices, and a strengthening U.S. dollar depressed investor sentiment toward developing nations in the Asia Pacific region. Meanwhile, natural resources exporters in Latin American economies struggled with low commodity prices, and the region’s largest economy, Brazil, saw recessionary conditions amid intensifying government and

3

DISCUSSION OF FUND PERFORMANCE (continued)

corporate scandals. These developments drove the MSCI EM Index sharply lower between the beginning of the reporting period and late January 2016.

The remainder of the reporting period brought dramatic reversals of these trends. Commodity prices strengthened and stabilized in response to improving Chinese economic prospects, and many emerging-market currencies gained value against the U.S. dollar. Economic reforms made progress in developing countries such as India and Indonesia. Brazil saw a change in government as the former president was impeached on corruption charges in May 2016 and formally ousted three months later. Although United Kingdom’s vote to leave the European Union in June and a failed coup in Turkey in August increased concerns about global instability, the MSCI EM Index rose substantially from its earlier lows to end the reporting period with double-digit gains for the reporting period overall.

Underlying Strategies Produced Mixed Results

The fund’s results over the reporting period roughly matched those of the MSCI EM Index. The fund received particularly strong contributions from the Newton Fund and the TBCAM Strategy, but the Mellon Capital Strategy and the Mellon Capital Fund generally lagged market averages.

The Newton Fund benefited during the reporting period from strong stock selections, particularly in China where the Newton Fund successfully avoided weakness in the financials sector. Casino stocks in Hong Kong also fared quite well when authorities relaxed conditions on visa applications to Macau. In the TBCAM Strategy, favorable stock selections in China, Thailand, India, and Mexico supported relative performance, as did favorable results in the Internet software and services, machinery, semiconductors, and oil-and-gas industries.

Although the fund’s other underlying investments participated in the emerging markets’ gains, their relative performance was hindered by the impact of sudden swings in investor sentiment on their quantitative security selection processes. The Mellon Capital Strategy was hampered by shortfalls in the financials and telecommunication services sectors, while the Mellon Capital Fund lagged in the consumer discretionary and financials sectors.

Valuations Remain Attractive

Despite recent gains posted by many emerging-market equities, the asset class has remained attractively valued compared to other segments of the global stock market. As investor sentiment and the global economic environment continue to improve, companies that can grow their earnings appear likely to support richer valuations. While

4

each of the fund’s four underlying strategies employs its own distinctive approach to investing in emerging-markets-equities, all report that they have continued to find ample opportunities meeting their investment criteria.

October 17, 2016

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund’s assets among investment strategies, subadvisers, and underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy, subadviser, or underlying fund will achieve its particular investment objective.

Each subadviser makes investment decisions independently, and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund’s exposure to a given stock, industry, sector, market capitalization, geographic area, or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser or investment strategy.

The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity performance in global emerging markets. The index consists of select designated MSCI emerging market national indices. MSCI indices reflect investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Diversified Emerging Markets Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Morgan Stanley Capital International Emerging Markets Index

†  Source: Lipper Inc.
††  The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares. The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/31/14 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Diversified Emerging Markets Fund on 9/30/06 to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/16
	Inception	1 Year	5 Years	10 Years
	Date
Class A shares
with maximum sales charge (5.75%)	3/31/09	9.52%	2.01%	3.62%††
without sales charge	3/31/09	16.20%	3.22%	4.23%††
Class C shares
with applicable redemption charge †	3/31/09	14.03%	2.43%	3.63%††
without redemption	3/31/09	15.03%	2.43%	3.63%††
Class I shares	7/10/06	16.45%	3.65%	4.61%
Class Y shares	1/31/14	16.64%	3.72%††	4.64%††
Morgan Stanley Capital International
Emerging Markets Index		16.78%	3.03%	3.94%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase
†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares. The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/31/14 (the inception date for Class Y shares).

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Diversified Emerging Markets Fund from April 1, 2016 to September 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.69	$12.50	$6.43	$5.64
Ending value (after expenses)	$1,107.90	$1,101.60	$1,108.90	$1,109.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.36	$11.98	$6.16	$5.40
Ending value (after expenses)	$1,017.70	$1,013.10	$1,018.90	$1,019.65

† Expenses are equal to the fund’s annualized expense ratio of 1.46% for Class A, 2.38% for Class C, 1.22% for Class I and 1.07% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2016

Common Stocks - 52.9%	Shares		Value ($)
Brazil - 2.0%
Ambev	14,000		85,322
BM&FBovespa	87,000		449,693
BR Malls Participacoes	3,770	[a]	14,259
CCR	6,500		33,858
Cia de Saneamento Basico do Estado de Sao Paulo	25,600		237,647
Cosan Industria e Comercio	7,500		86,966
EcoRodovias Infraestrutura e Logistrica	210,400	[a]	575,144
EDP - Energias do Brasil	44,300		195,881
Embraer	17,500		75,389
Embraer, ADR	6,042		104,285
Equatorial Energia	7,800		120,688
Fibria Celulose	3,500		24,764
Petroleo Brasileiro, ADR	23,234	[a]	216,773
Petroleo Brasileiro, ADR	74,113	[a]	615,879
Qualicorp	35,000		206,417
			3,042,965
Chile - .8%
Cia Cervecerias Unidas	2,968		30,058
Empresa Nacional de Electricidad	241,400		158,211
Empresa Nacional de Telecomunicaciones	65,815	[a]	645,004
Itau CorpBanca	34,136,631		308,443
SACI Falabella	12,400		90,885
			1,232,601
China - 13.8%
AAC Technologies Holdings	54,500		551,881
Air China, Cl. H	346,000		232,937
Alibaba Group Holding, ADR	23,096	[a]	2,443,326
Anhui Conch Cement, Cl. H	183,500		506,502
ANTA Sports Products	134,000		367,279
Baidu, ADR	1,000	[a]	182,070
Bank of China, Cl. H	2,804,000		1,292,976
Beijing Capital International Airport, Cl. H	192,000		218,874
China Construction Bank, Cl. H	2,105,000		1,571,120
China Evergrande Group	44,000		29,914
China Galaxy Securities, Cl. H	337,500		308,597
China Lodging Group, ADR	11,996		540,900
China Medical System Holdings	101,000		169,983

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 52.9% (continued)	Shares		Value ($)
China - 13.8% (continued)
China Merchants Bank, Cl. H	12,000		30,354
China Pacific Insurance Group, Cl. H	8,000		29,731
China Railway Construction, Cl. H	488,000		556,911
China Shenhua Energy, Cl. H	25,500		50,585
China Southern Airlines, Cl. H	352,000		198,918
China Vanke, Cl. H	11,700		30,573
Chongqing Rural Commercial Bank, Cl. H	535,000		330,918
Country Garden Holdings	30,000		15,902
Ctrip.com International, ADR	16,101	[a]	749,824
Geely Automobile Holdings	410,000		369,021
Great Wall Motor, Cl. H	65,500		64,473
Huadian Power International, Cl. H	114,000		51,415
Huaneng Renewables, Cl. H	832,000		291,040
Industrial & Commercial Bank of China, Cl. H	599,000		377,838
Jiangsu Expressway, Cl. H	50,000		69,398
Longfor Properties	7,500		11,576
People's Insurance Company Group of China, Cl. H	812,000		331,460
PICC Property & Casualty, Cl. H	534,000		892,908
Ping An Insurance Group Company of China, Cl. H	222,000		1,161,943
Shanghai Pharmaceuticals Holding, Cl. H	267,500		726,561
Sino-Ocean Land Holdings	23,500		10,919
Sinopec Shanghai Petrochemical, Cl. H	288,000		146,691
Sinopharm Group, Cl. H	73,600		356,971
Tencent Holdings	177,400		4,915,431
Weichai Power, Cl. H	346,000		466,389
			20,654,109
Hong Kong - 1.6%
China Everbright	170,000		350,224
China Mobile	129,500		1,589,982
China Overseas Land & Investment	30,000		102,777
China Resources Land	20,000		56,400
China Taiping Insurance Holdings	129,800	[a]	258,254
Nine Dragons Paper Holdings	77,000		72,512
Shimao Property Holdings	10,500		14,293
			2,444,442
Hungary - .4%
Richter Gedeon	31,913		648,486
India - 5.4%
Bajaj Finance	21,000		334,773

10

Common Stocks - 52.9% (continued)	Shares		Value ($)
India - 5.4% (continued)
Bank of India	69,025	[a]	117,350
Bharat Petroleum	39,872		367,706
Canara Bank	85,201	[a]	396,772
Dr. Reddy's Laboratories	670		31,262
Hero MotoCorp	4,300		221,567
Hindustan Petroleum	88,423		564,589
ICICI Bank	72,797		277,281
Infosys	8,020		125,142
ITC	116,439		423,084
Larsen & Toubro	7,214		155,859
Mahindra & Mahindra	17,368		367,745
Petronet	39,883		207,216
Power Finance	136,686		247,968
Power Grid Corporation of India	204,285		542,341
Praj Industries	133,431		163,449
Reliance Industries	30,622		499,600
Tata Consultancy Services	4,275		156,517
Tata Motors	51,848		415,846
Tata Power	198,400		224,161
Tube Investments of India	16,012		142,613
Union Bank of India	94,489		195,889
UPL	87,604		890,195
Vedanta	384,677		997,449
			8,066,374
Indonesia - 1.6%
Bank Negara Indonesia	597,600		255,475
Bank Rakyat Indonesia	984,300		923,476
Bumi Serpong Damai	2,183,400		371,409
Telekomunikasi Indonesia	2,078,300		688,433
United Tractors	80,000		108,735
			2,347,528
Malaysia - .6%
Astro Malaysia Holdings	75,100		49,469
British American Tobacco Malaysia	6,600		78,421
DiGi.Com	52,300		62,877
Hong Leong Financial Group	6,100		22,724
Petronas Dagangan	10,400		59,194
Petronas Gas	20,000		105,513
Public Bank	89,200		427,899

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 52.9% (continued)	Shares		Value ($)
Malaysia - .6% (continued)
Tenaga Nasional	21,400		74,079
Westports Holdings	56,100		59,599
			939,775
Mexico - 1.3%
Alfa, Cl. A	27,900		43,455
Arca Continental	107,200		638,011
Fibra Uno Administracion	13,100		23,951
Gruma, Cl. B	26,640		349,498
Grupo Financiero Interacciones, Cl. O	69,900		329,857
Grupo Lala	80,500		153,612
OHL Mexico	49,000	[a]	65,022
Promotora y Operadora de Infraestructura	27,695		298,150
Wal-Mart de Mexico	31,600		69,182
			1,970,738
Netherlands - .0%
Steinhoff International Holdings	11,020		63,252
Panama - .3%
Copa Holdings, Cl. A	4,413		388,035
Peru - .2%
Credicorp	1,911		290,892
Philippines - .7%
Ayala Land	542,600		439,925
Globe Telecom	2,295		96,788
Metropolitan Bank & Trust	240,550		423,528
SM Prime Holdings	46,300		27,004
			987,245
Poland - .7%
Orange Polska	354,830		558,029
Polski Koncern Naftowy ORLEN	6,409		109,462
Polskie Gornictwo Naftowe i Gazownictwo	237,986		315,205
Powszechny Zaklad Ubezpieczen	11,862		75,876
			1,058,572
Qatar - .2%
Ooredoo	9,985		263,223
Russia - 2.3%
Gazprom, ADR	129,613		546,061
Lukoil, ADR	17,471		849,260
Rosneft, GDR	120,248		657,069
Sberbank of Russia, ADR	62,141		581,703

12

Common Stocks - 52.9% (continued)	Shares		Value ($)
Russia - 2.3% (continued)
Severstal, GDR	5,488		66,215
Sistema, GDR	6,159		45,698
Surgutneftegas, ADR	12,760		61,415
Tatneft, ADR	6,590		202,934
Yandex, Cl. A	24,512	[a]	515,978
			3,526,333
South Africa - 2.7%
AngloGold Ashanti, ADR	23,438	[a]	373,133
Barclays Africa Group	67,701		746,544
Clicks Group	38,897		360,655
FirstRand	24,943		86,496
Gold Fields	23,000		112,069
Growthpoint Properties	17,287		31,941
Liberty Holdings	34,855		296,409
Mediclinic International	16,695		201,823
Naspers, Cl. N	1,700		294,622
Redefine Properties	20,861		17,407
Resilient REIT	2,384		19,922
Sappi	65,900	[a]	341,460
SPAR Group	7,004		98,169
Telkom	68,873		303,861
Tsogo Sun Holdings	145,900		331,622
Woolworths Holdings	73,579		415,026
			4,031,159
South Korea - 7.8%
Amorepacific	410		61,649
BGF retail	914		160,965
Com2uS	5,420	[a]	493,598
Coway	4,898		423,785
DGB Financial Group	10,211		83,850
E-MART	3,111		446,209
Hana Financial Group	22,102		562,093
Hankook Tire	11,060		597,840
Hanwha Techwin	7,773		449,525
Hyosung	2,473		292,651
Hyundai Development Co-Engineering & Construction	6,625		309,497
Hyundai Heavy Industries	4,449	[a]	559,377
Hyundai Mobis	2,072		518,759
Kangwon Land	4,667		166,771

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 52.9% (continued)	Shares	Value ($)
South Korea - 7.8% (continued)
KB Financial Group	13,100	450,037
Korea Electric Power	1,123	54,996
KT	1,200	34,764
KT&G	8,456	963,075
KT, ADR	20,908	335,573
LG Display	12,322	314,297
LG Electronics	3,900	169,942
LG Household & Health Care	499	432,883
Lotte Chemical	1,276	346,910
NCSoft	1,043	281,276
POSCO	2,164	445,680
Samsung Electronics	902	1,314,617
Samsung Fire & Marine Insurance	1,783	453,024
SK Holdings	1,079	208,024
SK Hynix	9,133	334,253
SK Innovation	488	72,121
Woori Bank	36,000	372,939
		11,710,980
Taiwan - 6.9%
Advanced Semiconductor Engineering	465,000	558,206
Airtac International Group	80,000	715,166
Catcher Technology	18,000	147,011
Cathay Financial Holding	432,000	555,232
China Life Insurance	827,400	760,644
Chunghwa Telecom	96,000	338,844
Compal Electronics	97,000	59,919
E.Sun Financial Holding	58,627	33,401
First Financial Holding	322,905	172,196
Himax Technologies, ADR	57,188	491,245
Hon Hai Precision Industry	253,250	641,175
Hua Nan Financial Holdings	254,000	130,395
Nan Ya Plastics	96,000	190,302
Nanya Technology	199,000	250,187
Pou Chen	211,000	298,528
Powertech Technology	136,000	354,760
Taiwan Mobile	23,000	82,875
Taiwan Semiconductor Manufacturing	738,000	4,328,190
Uni-President Enterprises	70,000	131,863

14

Common Stocks - 52.9% (continued)	Shares	Value ($)
Taiwan - 6.9% (continued)
Zhen Ding Technology Holding	80,000	176,789
		10,416,928
Thailand - 1.5%
Glow Energy	30,000	69,203
Kasikornbank	54,600	296,831
PTT	19,400	191,177
Siam Cement	13,050	195,700
Siam Cement, NVDR	3,450	51,470
Star Petroleum Refining	767,700	240,183
Thai Beverage	579,900	412,909
Thai Oil	88,300	175,508
Thai Union Group, NVDR	363,900	225,650
Thanachart Capital	299,600	351,297
		2,209,928
Turkey - 1.2%
Arcelik	36,830	259,725
Emlak Konut Gayrimenkul Yatirim Ortakligi	285,375	289,721
Eregli Demir ve Celik Fabrikalari	189,952	262,134
Haci Omer Sabanci Holding	63,000	195,630
KOC Holding	6,330	27,193
TAV Havalimananlari Holding	43,300	179,265
Tupras Turkiye Petrol Rafinerileri	1,700	32,241
Turkiye Garanti Bankasi	168,776	448,324
Turkiye Vakiflar Bankasi, Cl. D	20,700	31,757
		1,725,990
United Arab Emirates - .9%
Abu Dhabi Commercial Bank	357,803	627,670
Dubai Islamic Bank	99,747	147,114
Emaar Properties	291,583	563,031
		1,337,815
United States - .0%
iShares MSCI Emerging Markets ETF	100	3,745
Total Common Stocks (cost $69,585,317)		79,361,115

15

STATEMENT OF INVESTMENTS (continued)

Preferred Stocks - 1.7%	Shares		Value ($)
Brazil - 1.6%
Banco Bradesco	35,112		320,334
Banco do Estado do Rio Grande do Sul, Cl. B	77,000		247,658
Cia Energetica de Minas Gerais	115,200		303,927
Cia Paranaense de Energia, Cl. B	38,200		395,020
Gerdau	15,100		41,138
Itau Unibanco Holding	50,390		550,360
Vale	118,600		561,610
			2,420,047
Colombia - .0%
Grupo Aval Acciones y Valores	130,123		56,863
South Korea - .1%
Samsung Electronics	69		81,456
Total Preferred Stocks (cost $2,192,510)			2,558,366
Registered Investment Companies - 44.4%
United States - 44.4%
Dreyfus Global Emerging Markets Fund, Cl. Y	3,724,162	[a,b,c]	54,484,482
Dreyfus Strategic Beta Emerging Markets Fund, Cl. Y	1,087,828	[c]	12,259,823
(cost $58,733,980)			66,744,305
Total Investments (cost $130,511,807)	99.0%		148,663,786
Cash and Receivables (Net)	1.0%		1,481,900
Net Assets	100.0%		150,145,686

ADR—American Depository Receipt
ETF—Exchange-Traded Fund
GDR—Global Depository Receipt
NVDR—Non-Voting Depository Receipt
REIT—Real Estate Investment Trust

aNon-income producing security.
b The fund’s investment in the Dreyfus Global Emerging Markets Fund, Cl. Y represents 36.3% of net assets. The Dreyfus Global Emerging Markets Fund, Cl. Y seeks to provide long-term capital appreciation.
c Investment in affiliated mutual fund.

16

Portfolio Summary (Unaudited) †	Value (%)
Mutual Fund: Foreign	44.4
Financials	15.1
Information Technology	13.0
Industrials	4.2
Energy	4.1
Consumer Discretionary	4.0
Materials	3.9
Consumer Staples	3.4
Telecommunications	3.4
Utilities	1.9
Health Care	1.6
Exchange-Traded Funds	.0
99.0

† Based on net assets.
See notes to financial statements.

17

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	71,777,827	81,919,481
Affiliated issuers	58,733,980	66,744,305
Cash		1,091,849
Cash denominated in foreign currency	708,903	706,876
Receivable for investment securities sold		992,259
Dividends receivable		120,683
Receivable for shares of Beneficial Interest subscribed		14,050
Prepaid expenses		22,658
		151,612,161
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		264,718
Payable for investment securities purchased		1,075,767
Payable for shares of Beneficial Interest redeemed		86,357
Accrued expenses		39,633
		1,466,475
Net Assets ($)		150,145,686
Composition of Net Assets ($):
Paid-in capital		161,898,416
Accumulated undistributed investment income—net		477,060
Accumulated net realized gain (loss) on investments		(30,380,208)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		18,150,418
Net Assets ($)		150,145,686

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	948,649	64,481	1,206,815	147,925,741
Shares Outstanding	47,633	3,397	60,752	7,434,146
Net Asset Value Per Share ($)	19.92	18.98	19.86	19.90

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Year Ended September 30, 2016

Investment Income ($):
Income:
Cash dividends (net of $273,145 foreign taxes withheld at source):
Unaffiliated issuers	1,992,304
Affiliated issuers	135,958
Total Income	2,128,262
Expenses:
Investment advisory fee—Note 3(a)	902,997
Custodian fees—Note 3(c)	318,769
Administration fee—Note 3(a)	82,006
Registration fees	63,960
Professional fees	60,975
Trustees’ fees and expenses—Note 3(d)	10,162
Shareholder servicing costs—Note 3(c)	7,801
Prospectus and shareholders’ reports	7,171
Loan commitment fees—Note 2	2,486
Interest expense—Note 2	1,913
Distribution fees—Note 3(b)	1,789
Miscellaneous	56,092
Total Expenses	1,516,121
Less—reduction in fees due to earnings credits—Note 3(c)	(41)
Net Expenses	1,516,080
Investment Income—Net	612,182
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	(15,464,568)
Affiliated issuers	(2,940,252)
Net realized gain (loss) on forward foreign currency exchange contracts	(25,717)
Net Realized Gain (Loss)	(18,430,537)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	24,073,371
Affiliated issuers	15,275,890
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(641)
Net Unrealized Appreciation (Depreciation)	39,348,620
Net Realized and Unrealized Gain (Loss) on Investments	20,918,083
Net Increase in Net Assets Resulting from Operations	21,530,265

See notes to financial statements.

19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2016	2015
Operations ($):
Investment income—net	612,182	1,669,183
Net realized gain (loss) on investments	(18,430,537)	(11,004,182)
Net unrealized appreciation (depreciation) on investments	39,348,620	(29,734,823)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,530,265	(39,069,822)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(5,152)	(1,232)
Class I	(5,449)	(16,426)
Class Y	(1,057,347)	(1,538,438)
Net realized gain on investments:
Class A	-	(1,947)
Class C	-	(673)
Class I	-	(18,839)
Class Y	-	(1,764,369)
Total Dividends	(1,067,948)	(3,341,924)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	319,297	1,342,600
Class C	23,636	296,721
Class I	1,075,725	4,261,358
Class Y	65,099,939	110,725,943
Dividends reinvested:
Class A	5,152	3,179
Class C	-	673
Class I	4,990	27,489
Class Y	170,335	1,232,674
Cost of shares redeemed:
Class A	(676,922)	(183,344)
Class C	(274,249)	(10,139)
Class I	(2,949,941)	(1,781,281)
Class Y	(121,057,786)	(74,465,022)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(58,259,824)	41,450,851
Total Increase (Decrease) in Net Assets	(37,797,507)	(960,895)
Net Assets ($):
Beginning of Period	187,943,193	188,904,088
End of Period	150,145,686	187,943,193
Undistributed investment income—net	477,060	939,779

20

	Year Ended September 30,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	18,059	66,158
Shares issued for dividends reinvested	296	157
Shares redeemed	(37,669)	(9,169)
Net Increase (Decrease) in Shares Outstanding	(19,314)	57,146
Class C
Shares sold	1,450	14,765
Shares issued for dividends reinvested	-	35
Shares redeemed	(15,716)	(492)
Net Increase (Decrease) in Shares Outstanding	(14,266)	14,308
Class Ia
Shares sold	59,285	218,705
Shares issued for dividends reinvested	289	1,371
Shares redeemed	(164,331)	(89,902)
Net Increase (Decrease) in Shares Outstanding	(104,757)	130,174
Class Ya
Shares sold	3,702,351	5,632,680
Shares issued for dividends reinvested	9,840	61,388
Shares redeemed	(6,966,813)	(3,865,948)
Net Increase (Decrease) in Shares Outstanding	(3,254,622)	1,828,120

[a]During the period ended September 30, 2016, 51,105 Class Y shares representing $928,807 were exchanged for 51,169 Class I shares.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	17.23	21.34	20.58	19.78	21.86
Investment Operations:
Investment income—net[a]	.02	.09	.05	.23	.07
Net realized and unrealized gain (loss) on investments	2.72	(3.88)	.98	.57	2.15
Total from Investment Operations	2.74	(3.79)	1.03	.80	2.22
Distributions:
Dividends from investment income—net	(.08)	(.13)	(.28)	–	(.08)
Dividends from net realized gain on investments	—	(.20)	—	—	(4.22)
Total Distributions	(.08)	(.33)	(.28)	—	(4.30)
Proceeds from redemption fees[b]	.03	.01	.01	—	—
Net asset value, end of period	19.92	17.23	21.34	20.58	19.78
Total Return (%)[c]	16.20	(18.00)	5.14	3.99	12.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.39[d]	1.42[d]	4.80[d]	6.20	5.55
Ratio of net expenses to average net assets	1.39[d]	1.42[d]	1.60[d]	1.60	2.25
Ratio of net investment income to average net assets	.10[d]	.47[d]	.22[d]	1.10	.36
Portfolio Turnover Rate	62.91	78.32	128.76	67.74	70.79
Net Assets, end of period ($ x 1,000)	949	1,153	209	130	107

a Based on average shares outstanding.
b See Note 3(e).
c Exclusive of sales charge.
d Amount does not include the expenses of the underlying funds.
See notes to financial statements.

22

	Year Ended September 30,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	16.50	20.44	19.60	18.98	21.23
Investment Operations:
Investment income (loss)—net[a]	(.13)	.04	(.16)	.04	(.14)
Net realized and unrealized gain (loss) on investments	2.58	(3.79)	.99	.58	2.14
Total from Investment Operations	2.45	(3.75)	.83	.62	2.00
Distributions:
Dividends from investment income—net	—	—	—	—	(.03)
Dividends from net realized gain on investments	—	(.20)	—	—	(4.22)
Total Distributions	—	(.20)	—	—	(4.25)
Proceeds from redemption fees[b]	.03	.01	.01	—	—
Net asset value, end of period	18.98	16.50	20.44	19.60	18.98
Total Return (%)[c]	15.03	(18.44)	4.34	3.21	11.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.23[d]	2.08[d]	6.10[d]	6.62	5.79
Ratio of net expenses to average net assets	2.23[d]	2.08[d]	2.35[d]	2.35	3.00
Ratio of net investment income (loss) to average net assets	(.74)[d]	.22[d]	(.77)[d]	.22	(.69)
Portfolio Turnover Rate	62.91	78.32	128.76	67.74	70.79
Net Assets, end of period ($ x 1,000)	64	291	69	76	91

a Based on average shares outstanding.
b See Note 3(e).
c Exclusive of sales charge.
d Amount does not include the expenses of the underlying funds.
See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	17.16	21.16	20.45	19.60	21.82
Investment Operations:
Investment income (loss)—net[a]	.02	.16	(.30)	.26	.24
Net realized and unrealized gain (loss) on investments	2.75	(3.79)	1.34	.59	2.10
Total from Investment Operations	2.77	(3.63)	1.04	.85	2.34
Distributions:
Dividends from investment income—net	(.10)	(.18)	(.34)	—	(.34)
Dividends from net realized gain on investments	—	(.20)	—	—	(4.22)
Total Distributions	(.10)	(.38)	(.34)	—	(4.56)
Proceeds from redemption fees[b]	.03	.01	.01	—	—
Net asset value, end of period	19.86	17.16	21.16	20.45	19.60
Total Return (%)	16.45	(17.44)	5.32	4.23	13.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11[c]	.99[c]	3.57[c]	5.39	4.66
Ratio of net expenses to average net assets	1.11[c]	.99[c]	1.35[c]	1.35	1.50
Ratio of net investment income (loss) to average net assets	.12[c]	.83[c]	(.63)[c]	1.27	1.19
Portfolio Turnover Rate	62.91	78.32	128.76	67.74	70.79
Net Assets, end of period ($ x 1,000)	1,207	2,840	748	3,359	4,291

a Based on average shares outstanding.
b See Note 3(e).
c Amount does not include the expenses of the underlying funds.
See notes to financial statements.

24

	Year Ended September 30,
Class Y Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	17.18	21.20	19.03
Investment Operations:
Investment income—net[b]	.07	.17	.14
Net realized and unrealized gain (loss) on investments	2.74	(3.82)	2.02
Total from Investment Operations	2.81	(3.65)	2.16
Distributions:
Dividends from investment income—net	(.12)	(.18)	—
Dividends from net realized gain on investments	—	(.20)	—
Total Distributions	(.12)	(.38)	—
Proceeds from redemption fees[c]	.03	.01	.01
Net asset value, end of period	19.90	17.18	21.20
Total Return (%)	16.64	(17.44)	11.40[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.01	.93	1.29[f]
Ratio of net expenses to average net assets[e]	1.01	.93	1.29[f]
Ratio of net investment income to average net assets[e]	.42	.84	1.03[f]
Portfolio Turnover Rate	62.91	78.32	128.76
Net Assets, end of period ($ x 1,000)	147,926	183,659	187,879

a From the close of business on January 31, 2014 (commencement of initial offering) to September 30, 2014.
b Based on average shares outstanding.
c See Note 3(e).
d Not annualized.
e Amount does not include the expenses of the underlying funds.
f Annualized.
See notes to financial statements.

25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Diversified Emerging Markets Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”) and The Boston Company Asset Management, LLC (“TBCAM”), each a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serve as the fund’s sub-investment advisers.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

26

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

28

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities – Foreign Common Stocks†	7,247,913	72,109,457	††	—	79,357,370
Equity Securities - Foreign Preferred Stocks†	—	2,558,366	††	—	2,558,366
Exchange-Traded Funds	3,745	—		—	3,745
Mutual Funds	66,744,305	—		—	66,744,305

† See Statement of Investments for additional detailed categorizations.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

At September 30, 2015, $97,194,611 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine the fair value:

Equity Securities - Foreign Common Stocks ($)
Balance as of 9/30/2015	743,037
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(197,295)
Purchases/issuances	—
Sales/dispositions	—
Transfer into Level 3	—
Transfer out of Level 3†	(545,742)
Balance as of 9/30/2016	—
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 9/30/2016	—

† The transfer out of Level 3 for the current period was due to the resumption of trading of a security.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

29

NOTES TO FINANCIAL STATEMENTS (continued)

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2016 were as follows:

Affiliated Investment Company	Value 9/30/2015 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
Dreyfus Global Emerging Markets Fund, Cl. Y	63,777,089	4,801,054		24,729,508	(2,767,165)
Dreyfus Strategic Beta Emerging Markets Fund, Cl. Y	15,406,187	1,336,222		6,182,377	(173,087)
Total	79,183,276	6,137,276		30,911,885	(2,940,252)

30

Affiliated Investment Company	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 9/30/2016 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Global Emerging Markets Fund, Cl. Y	13,403,012	54,484,482	36.3	—
Dreyfus Strategic Beta Emerging Markets Fund, Cl. Y	1,872,878	12,259,823	8.1	135,958
Total	15,275,890	66,744,305	44.4	135,958

† Includes reinvested dividends/distributions.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

31

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $564,230, accumulated capital losses $27,601,431 and unrealized appreciation $15,284,471.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2016 and September 30, 2015 were as follows: ordinary income $1,067,948 and $3,181,778, and long term capital gains $0 and $160,146, respectively.

During the period ended September 30, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and passive foreign investment companies, the fund decreased accumulated undistributed investment income-net by $6,953 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2016 was approximately $144,300 with a related weighted average annualized interest rate of 1.33%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund’s average daily net assets other than assets allocated to investments in other investment companies (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) and is payable monthly. Dreyfus has contractually agreed, from October 1, 2015 through February 1, 2017, to waive receipt of its fees

32

and/or assume the direct expenses of the fund, so that the expenses of Class A, C, I and Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and expenses of the underlying fund and extraordinary expenses) do not exceed 1.35%, 1.35%, 1.35% and 1.30% of the value of the respective class’ average daily net assets. During the period ended September 30, 2016, there was no reduction in expenses pursuant to the undertaking.

Pursuant to separate sub-investment advisory agreements between Dreyfus, TBCAM and Mellon Capital, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. Dreyfus pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

33

NOTES TO FINANCIAL STATEMENTS (continued)

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $82,006 during the period ended September 30, 2016.

During the period ended September 30, 2016, the Distributor retained $10 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2016, Class C shares were charged $1,789 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2016, Class A and Class C shares were charged $2,827 and $596, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

34

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2016, the fund was charged $2,596 for transfer agency services and $107 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $41.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2016, the fund was charged $318,769 pursuant to the custody agreement.

During the period ended September 30, 2016, the fund was charged $9,919 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $74,946, administration fees $6,819, Distribution Plan fees $40, Shareholder Services Plan fees $211, custodian fees $174,966, Chief Compliance Officer fees $7,217 and transfer agency fees $519.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended September 30, 2016, redemption fees charged and retained by the fund amounted to $240,190.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2016, amounted to $93,778,014 and $149,959,418, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-

35

NOTES TO FINANCIAL STATEMENTS (continued)

the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2016 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At September 30, 2016, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2016:

Average Market Value ($)
Forward contracts	421,758

At September 30, 2016, the cost of investments for federal income tax purposes was $133,377,754; accordingly, accumulated net unrealized

36

appreciation on investments was $15,286,032, consisting of $20,423,439 gross unrealized appreciation and $5,137,407 gross unrealized depreciation.

37

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus Diversified Emerging Markets Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Diversified Emerging Markets Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2016

38

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $2,316,404 as income sourced from foreign countries for the fiscal year ended September 30, 2016 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $278,912 as taxes paid from foreign countries for the fiscal year ended September 30, 2016 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2016 calendar year with Form 1099-DIV which will be mailed in early 2017. Also the fund reports the maximum amount allowable, but not less than $1,067,948 as ordinary income dividends paid during the fiscal year ended September 30, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) Section 852(b)(3)(C) of the Internal Revenue Code.

39

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Francine J. Bovich (65)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 77

———————

Kenneth A. Himmel (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

40

Stephen J. Lockwood (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (66)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 63

———————

Benaree Pratt Wiley (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

41

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

42

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 156 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

43

NOTES

44

NOTES

45

For More Information

Dreyfus Diversified Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Mellon Capital Management Corporation
50 Fremont Street, Suite 3900
San Francisco, CA 94105

The Boston Company Asset Management, LLC
BNY Mellon Center One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DBEAX Class C: DBECX Class I: SBCEX Class Y: SBYEX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6919AR0916

Dreyfus/Newton International Equity Fund

ANNUAL REPORT September 30, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

Dreyfus/Newton International Equity Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/Newton International Equity Fund, covering the 12-month period from October 1, 2015 through September 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally produced strong returns over the reporting period in spite of heightened market volatility stemming from global economic developments. During the fourth quarter of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp stock market declines in January 2016, but equities soon rallied after U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August. In the bond market, yields of high-quality sovereign bonds moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

Although a number of economic and political headwinds remain, we recently have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company fundamentals. This development suggests that selectivity may become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero

Chief Executive Officer

The Dreyfus Corporation

October 17, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2015 through September 30, 2016, as provided by Paul Markham and Jeff Munroe, Lead Portfolio Managers of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended September 30, 2016, Dreyfus/Newton International Equity Fund’s Class A shares produced a total return of 3.27%, Class C shares returned 2.50%, Class I shares returned 3.66%, and Class Y shares returned 3.68%.1,2 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 6.52% for the same period.3

International equity markets delivered moderately positive returns during the reporting period amid changing global economic and political conditions. The fund lagged its benchmark, in part due to limited exposure to the materials and energy sectors.

The Fund’s Investment Approach

The fund normally invests at least 80% of its assets in common stocks, securities convertible into common stocks of foreign companies, and in depositary receipts evidencing ownership in such securities. The process of selecting investments begins with a core list of global investment themes from Newton Investment Management (North America) Limited (“Newton”), the fund’s sub-investment adviser. These themes, which are reviewed and updated regularly by Newton, are based on observable economic, industrial, or social trends (typically global) that Newton believes will positively or negatively affect certain sectors or industries.

As examples of themes followed during the period, for instance, Newton’s Debt Burden theme asserts that excessive debt is weighing on economic activity, and that the way in which deleveraging occurs is critical to the outlook for economics and financial markets. In addition, Newton’s Net Effects theme focuses upon the opportunities and risks inherent in the growth of information technology networks around the world.

Markets Demonstrate Resilience despite Global Uncertainty

Global equities rallied in October 2015, led by more economically sensitive and resource-related companies that advanced from previous weakness. However, these stocks subsequently gave up their gains when commodity prices declined amid sluggish international growth. Stocks and commodities pulled back particularly sharply in January 2016 due to renewed fears regarding an economic slowdown in China and softer economic data in the United States. The Bank of Japan’s move to negative interest rates at the end of January backfired spectacularly, when many investors feared that such a policy would hurt Japanese banks and local economic growth.

In contrast, monetary easing by other central banks had the desired outcome, sparking a rally in riskier assets in mid-February. The market rally continued through the spring when U.S. monetary policymakers refrained from expected interest rate hikes, China adopted measures to stimulate its economy, and commodity prices rebounded. However, market volatility resumed in June in anticipation of United Kingdom’s referendum on European Union membership. The surprising decision to leave the European Union caused investors to flock to traditional safe havens, but global equities recovered quickly when investors looked forward to fresh rounds of monetary intervention. Indeed, the Bank of England reduced short-term interest rates and increased its quantitative easing program. Consequently, most broad measures of global stock market performance ended the reporting period with positive returns.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Fund Strategies Produced Mixed Results

Although the fund participated in the MSCI EAFE Index’s moderate gains for the reporting period, its relative performance was undermined by relatively weak results in Europe outside of the Eurozone. Overweighted exposure to and disappointing stock selections in the United Kingdom proved especially counterproductive, as did a relatively heavy position in Switzerland. From a market sector perspective, underweighted exposure to the energy and materials sectors, as well as security selection shortfalls in the industrials and telecommunications services sector, weighed on relative results. Individual stocks that detracted most of the fund’s relative performance during the reporting period included financial companies Credit Suisse Group, Barclays, and Royal Bank of Scotland Group. Food producer Associated British Foods and U.K. retailer Next also lost significant value.

The fund achieved better relative performance in the European Union, particularly the Netherlands, Germany, Spain, and Portugal. In Asia, the fund achieved strong results in China and Japan. Our security selection strategy proved especially effective in the information technology sector and, to a lesser degree, the health care sector. The fund’s top performers for the reporting period included semiconductors maker Infineon Technologies, information services provider Wolters Kluwer, technician dispatcher TechnoPro Holdings, Japan Tobacco, and medical-related Internet services provider M3.

A Cautious Investment Posture

Central bank policy has continued to drive the financial markets, and unorthodox measures that were meant to be temporary have turned out to be continuous. As a result, we have seen distortions across asset classes, where market valuations appear to be inconsistent with a weak outlook for global economic activity. In our view, companies that are able to grow without the need for support from a more robust economy may continue to command premium valuations. Therefore, the fund ended the reporting period with an emphasis on the consumer discretionary, industrials, and information technology sectors, but we have identified fewer companies meeting our investment criteria in the financials, materials, and energy sectors.

October 17, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

1 The Dreyfus Corporation (Dreyfus) serves as the investment adviser for the fund. Newton Investment Management North America Limited (Newton) is the fund’s sub-investment adviser. Newton’s comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance. Newton’s views are current as of the date of this communication and are subject to change rapidly as economic and market conditions dictate

2 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

3 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The Index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/Newton International Equity Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Morgan Stanley Capital International Europe Australasia Far East Index

†          Source: Lipper Inc.
†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/08 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares. The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus/Newton International Equity Fund on 9/30/06 to a $10,000 investment made in the Morgan Stanley Capital International Europe Australasia Far East Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 9/30/16
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/08	-2.66%	6.21%	1.07%††
without sales charge	3/31/08	3.27%	7.48%	1.67%††
Class C shares
with applicable redemption charge†	3/31/08	1.50%	6.64%	1.07%††
without redemption	3/31/08	2.50%	6.64%	1.07%††
Class I shares	12/21/05	3.66%	7.82%	1.91%
Class Y shares	7/1/13	3.68%	7.86%††	1.93%††
Morgan Stanley Capital International Europe Australasia Far East Index		6.52%	7.39%	1.82%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†      The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/08 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares. The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Newton International Equity Fund from April 1, 2016 to September 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.28	$10.35	$4.86	$4.46
Ending value (after expenses)	$1,024.30	$1,019.90	$1,025.60	$1,026.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.26	$10.33	$4.85	$4.45
Ending value (after expenses)	$1,018.80	$1,014.75	$1,020.20	$1,020.60

† Expenses are equal to the fund's annualized expense ratio of 1.24% for Class A, 2.05% for Class C, .96% for Class I and .88% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

September 30, 2016

Common Stocks - 99.5%	Shares		Value ($)
Australia - .8%
Dexus Property Group	1,285,262		9,037,642
Belgium - 2.4%
Anheuser-Busch InBev	202,958		26,643,199
China - 2.4%
Baidu, ADR	82,889	[a]	15,091,600
China Biologic Products	100,084	[a]	12,458,456
			27,550,056
France - 4.0%
Air Liquide	99,543		10,666,245
L'Oreal	86,340		16,300,652
Vivendi	883,534		17,804,153
			44,771,050
Georgia - .9%
TBC Bank Group	610,760	[a]	10,053,728
Germany - 11.5%
Bayer	122,806		12,335,177
Hella KGaA Hueck & Co.	354,677		14,050,174
Infineon Technologies	1,681,454		30,002,709
LEG Immobilien	344,309	[a]	32,957,130
MTU Aero Engines Holding	83,930		8,490,826
SAP	193,854		17,638,481
Telefonica Deutschland Holding	3,618,790		14,546,972
			130,021,469
Hong Kong - 3.7%
AIA Group	3,642,912		24,407,915
Man Wah Holdings	27,882,800		17,961,854
			42,369,769
India - 1.7%
HDFC Bank, ADR	161,504		11,610,523
Indiabulls Housing Finance	588,936		7,302,548
			18,913,071
Ireland - 2.1%
CRH	728,595		24,159,524
Israel - 1.2%
Teva Pharmaceutical Industries, ADR	289,693		13,328,775
Italy - 1.7%
Atlantia	761,205		19,327,230

8

Common Stocks - 99.5% (continued)	Shares		Value ($)
Japan - 24.8%
Bridgestone	419,100		15,457,453
Don Quijote Holdings	825,900		30,270,035
FANUC	86,100		14,572,154
Japan Airlines	582,886		17,159,577
Japan Tobacco	853,600		34,873,873
M3	312,500		10,642,452
Recruit Holdings	453,471		18,447,578
Skylark	1,465,500		19,721,989
SoftBank Group	246,600		15,975,211
Sugi Holdings	449,700		24,389,336
Suntory Beverage & Food	474,000		20,565,462
TechnoPro Holdings	672,200		25,321,375
Topcon	1,001,700		14,292,823
Toyota Motor	317,800		18,430,410
			280,119,728
Mexico - 2.1%
Fomento Economico Mexicano, ADR	153,897		14,164,680
Grupo Financiero Santander Mexico, Cl. B, ADR	1,138,418		10,018,078
			24,182,758
Netherlands - 9.8%
Intertrust	515,665	[b]	12,370,284
Koninklijke Ahold Delhaize	448,872		10,225,032
RELX	1,117,828		20,073,065
Unilever	615,525		28,394,551
Wolters Kluwer	931,691		39,871,003
			110,933,935
Norway - 1.9%
DNB	1,609,982		21,151,605
Portugal - .9%
Galp Energia	784,306		10,722,574
Switzerland - 10.4%
Actelion	62,017	[a]	10,736,831
Credit Suisse Group	933,892	[a]	12,217,980
Nestle	348,728		27,477,544
Novartis	346,874		27,278,614
Roche Holding	117,884		29,204,122
Swisscom	23,325		11,073,260
			117,988,351

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.5% (continued)	Shares		Value ($)
United Kingdom - 17.2%
Associated British Foods	482,774		16,269,344
Barclays	6,661,145		14,523,812
British American Tobacco	319,652		20,442,397
Centrica	5,829,192		17,241,570
Diageo	658,373		18,877,478
GlaxoSmithKline	781,232		16,648,302
Just Eat	922,619	[a]	6,409,734
Next	145,982		9,051,549
Prudential	645,641		11,459,083
Royal Bank of Scotland Group	6,778,801	[a]	15,741,579
Vodafone Group	9,473,859		27,164,979
Wolseley	360,909		20,343,388
			194,173,215
Total Common Stocks (cost $991,599,811)			1,125,447,679
Rights - .0%	Number of Rights		Value ($)
France - .0%
Air Liquide (cost $0)	99,536	[a]	270,951
Other Investment - .3%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,777,060)	2,777,060	[c]	2,777,060
Total Investments (cost $994,376,871)	99.8%		1,128,495,690
Cash and Receivables (Net)	.2%		2,466,940
Net Assets	100.0%		1,130,962,630

ADR—American Depository Receipt
a Non-income producing security.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, this security was valued at $12,370,284 or 1.09% of net assets.
c Investment in affiliated money market mutual fund.

10

Portfolio Summary (Unaudited) †	Value (%)
Consumer Staples	22.9
Industrials	16.3
Financials	15.9
Health Care	13.0
Consumer Discretionary	11.9
Information Technology	7.8
Telecommunication Services	6.1
Materials	3.1
Utilities	1.5
Energy	1.0
Money Market Investment	.3
99.8

† Based on net assets.
See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	991,599,811	1,125,718,630
Affiliated issuers	2,777,060	2,777,060
Cash		342,902
Cash denominated in foreign currency	803,926	802,267
Dividends receivable		3,024,035
Receivable for shares of Beneficial Interest subscribed		532,778
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		413
Prepaid expenses		26,342
		1,133,224,427
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		954,927
Payable for shares of Beneficial Interest redeemed		1,139,327
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		84,138
Accrued expenses		83,405
		2,261,797
Net Assets ($)		1,130,962,630
Composition of Net Assets ($):
Paid-in capital		1,073,484,896
Accumulated undistributed investment income—net		10,851,977
Accumulated net realized gain (loss) on investments		(87,365,386)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		133,991,143
Net Assets ($)		1,130,962,630

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	5,838,855	1,470,124	80,458,255	1,043,195,396
Shares Outstanding	307,735	79,459	4,268,860	55,574,409
Net Asset Value Per Share ($)	18.97	18.50	18.85	18.77

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended September 30, 2016

Investment Income ($):
Income:
Cash dividends (net of $2,165,471 foreign taxes withheld at source):
Unaffiliated issuers	25,446,713
Affiliated issuers	67,030
Total Income	25,513,743
Expenses:
Investment advisory fee—Note 3(a)	8,605,113
Custodian fees—Note 3(c)	304,260
Administration fee—Note 3(a)	198,770
Registration fees	85,790
Trustees’ fees and expenses—Note 3(d)	79,918
Professional fees	79,529
Shareholder servicing costs—Note 3(c)	68,434
Prospectus and shareholders’ reports	19,223
Loan commitment fees—Note 2	16,111
Distribution fees—Note 3(b)	11,349
Interest expense—Note 2	426
Miscellaneous	61,960
Total Expenses	9,530,883
Less—reduction in fees due to earnings credits—Note 3(c)	(69)
Net Expenses	9,530,814
Investment Income—Net	15,982,929
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(52,773,220)
Net realized gain (loss) on forward foreign currency exchange contracts	(4,713,634)
Net Realized Gain (Loss)	(57,486,854)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	81,453,202
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(91,407)
Net Unrealized Appreciation (Depreciation)	81,361,795
Net Realized and Unrealized Gain (Loss) on Investments	23,874,941
Net Increase in Net Assets Resulting from Operations	39,857,870

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2016	2015
Operations ($):
Investment income—net	15,982,929	11,342,544
Net realized gain (loss) on investments	(57,486,854)	(20,825,922)
Net unrealized appreciation (depreciation) on investments	81,361,795	(49,956,650)
Net Increase (Decrease) in Net Assets Resulting from Operations	39,857,870	(59,440,028)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(66,686)	(45,244)
Class C	(4,742)	(19,617)
Class I	(610,971)	(826,604)
Class Y	(11,120,282)	(24,124,094)
Net realized gain on investments:
Class A	-	(41,568)
Class C	-	(18,505)
Class I	-	(540,048)
Class Y	-	(13,319,218)
Total Dividends	(11,802,681)	(38,934,898)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	2,976,546	6,034,240
Class C	530,889	730,359
Class I	61,333,937	35,984,384
Class Y	328,405,779	319,351,626
Dividends reinvested:
Class A	65,675	84,769
Class C	4,742	38,122
Class I	569,133	1,248,485
Class Y	4,475,809	19,737,631
Cost of shares redeemed:
Class A	(4,321,694)	(786,295)
Class C	(508,161)	(436,089)
Class I	(26,725,447)	(18,271,886)
Class Y	(210,851,108)	(114,873,841)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	155,956,100	248,841,505
Total Increase (Decrease) in Net Assets	184,011,289	150,466,579
Net Assets ($):
Beginning of Period	946,951,341	796,484,762
End of Period	1,130,962,630	946,951,341
Undistributed investment income—net	10,851,977	9,763,942

14

	Year Ended September 30,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	162,010	297,171
Shares issued for dividends reinvested	3,418	4,536
Shares redeemed	(233,471)	(39,761)
Net Increase (Decrease) in Shares Outstanding	(68,043)	261,946
Class C
Shares sold	28,824	36,131
Shares issued for dividends reinvested	252	2,073
Shares redeemed	(27,912)	(22,382)
Net Increase (Decrease) in Shares Outstanding	1,164	15,822
Class Ia
Shares sold	3,324,543	1,796,337
Shares issued for dividends reinvested	29,892	67,340
Shares redeemed	(1,452,541)	(943,910)
Net Increase (Decrease) in Shares Outstanding	1,901,894	919,767
Class Ya
Shares sold	17,940,974	16,257,122
Shares issued for dividends reinvested	236,191	1,070,951
Shares redeemed	(11,482,175)	(5,902,266)
Net Increase (Decrease) in Shares Outstanding	6,694,990	11,425,807

[a]During the period ended September 30, 2016, 442,280 Class Y shares representing $8,075,787 were exchanged for 440,353 Class I shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	18.54	20.41	20.15	16.96	14.74
Investment Operations:
Investment income—net[a]	.22	.19	.47	.21	.18
Net realized and unrealized gain (loss) on investments	.39	(1.33)	.10	3.19	2.52
Total from Investment Operations	.61	(1.14)	.57	3.40	2.70
Distributions:
Dividends from investment income—net	(.18)	(.38)	(.31)	(.21)	(.23)
Dividends from net realized gain on investments	–	(.35)	–	–	(.25)
Total Distributions	(.18)	(.73)	(.31)	(.21)	(.48)
Net asset value, end of period	18.97	18.54	20.41	20.15	16.96
Total Return (%)[b]	3.27	(5.58)	2.88	20.24	18.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23	1.19	1.30	1.34	1.32
Ratio of net expenses to average net assets	1.23	1.19	1.30	1.34	1.32
Ratio of net investment income to average net assets	1.16	.97	2.22	1.11	1.14
Portfolio Turnover Rate	34.87	36.37	39.45	55.27	57.88
Net Assets, end of period ($ x 1,000)	5,839	6,965	2,324	9,404	7,300

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

16

	Year Ended September 30,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	18.10	20.10	19.90	16.70	14.54
Investment Operations:
Investment income—net[a]	.07	.02	.29	.05	.07
Net realized and unrealized gain (loss) on investments	.38	(1.30)	.14	3.17	2.47
Total from Investment Operations	.45	(1.28)	.43	3.22	2.54
Distributions:
Dividends from investment income—net	(.05)	(.37)	(.23)	(.02)	(.13)
Dividends from net realized gain on investments	–	(.35)	–	–	(.25)
Total Distributions	(.05)	(.72)	(.23)	(.02)	(.38)
Net asset value, end of period	18.50	18.10	20.10	19.90	16.70
Total Return (%)[b]	2.50	(6.39)	2.18	19.31	17.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.02	2.01	2.04	2.13	2.16
Ratio of net expenses to average net assets	2.02	2.01	2.04	2.13	2.16
Ratio of net investment income to average net assets	.37	.10	1.43	.28	.42
Portfolio Turnover Rate	34.87	36.37	39.45	55.27	57.88
Net Assets, end of period ($ x 1,000)	1,470	1,417	1,256	979	722

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	18.39	20.37	20.10	16.92	14.77
Investment Operations:
Investment income—net[a]	.27	.26	.61	.26	.24
Net realized and unrealized gain (loss) on investments	.41	(1.35)	.03	3.18	2.49
Total from Investment Operations	.68	(1.09)	.64	3.44	2.73
Distributions:
Dividends from investment income—net	(.22)	(.54)	(.37)	(.26)	(.33)
Dividends from net realized gain on investments	–	(.35)	–	–	(.25)
Total Distributions	(.22)	(.89)	(.37)	(.26)	(.58)
Net asset value, end of period	18.85	18.39	20.37	20.10	16.92
Total Return (%)	3.66	(5.37)	3.25	20.62	19.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.90	.96	1.01	1.04
Ratio of net expenses to average net assets	.94	.90	.96	1.01	1.04
Ratio of net investment income to average net assets	1.44	1.32	2.95	1.42	1.54
Portfolio Turnover Rate	34.87	36.37	39.45	55.27	57.88
Net Assets, end of period ($ x 1,000)	80,458	43,538	29,479	535,265	430,297

a Based on average shares outstanding.
See notes to financial statements.

18

	Year Ended September 30,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	18.31	20.38	20.11	18.74
Investment Operations:
Investment income—net[b]	.28	.26	.22	.06
Net realized and unrealized gain (loss) on investments	.40	(1.34)	.43	1.31
Total from Investment Operations	.68	(1.08)	.65	1.37
Distributions:
Dividends from investment income—net	(.22)	(.64)	(.38)	–
Dividends from net realized gain on investments	–	(.35)	–	–
Total Distributions	(.22)	(.99)	(.38)	–
Net asset value, end of period	18.77	18.31	20.38	20.11
Total Return (%)	3.68	(5.32)	3.33	6.29[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.89	.91	.94[d]
Ratio of net expenses to average net assets	.88	.89	.91	.94[d]
Ratio of net investment income to average net assets	1.49	1.32	1.10	1.19[d]
Portfolio Turnover Rate	34.87	36.37	39.45	55.27
Net Assets, end of period ($ x 1,000)	1,043,195	895,031	763,426	1

a From July 1, 2013, (commencement of initial offering) to September 30, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Newton International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), formerly, Newton Capital Management Limited, a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that

20

series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust's Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

22

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2016 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 –Other Significant Observable Inputs		Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	76,672,112	1,048,775,567	††	–	1,125,447,679
Mutual Funds	2,777,060	–		–	2,777,060
Rights†	–	270,951	††	–	270,951
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	–	413		–	413
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	–	(84,138)		–	(84,138)

† See Statement of Investments for additional detailed categorizations.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.
††† Amount shown represents unrealized appreciation (depreciation) at period end.

At September 30, 2015, $882,706,617 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses

23

NOTES TO FINANCIAL STATEMENTS (continued)

on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2016 were as follows:

Affiliated Investment Company	Value 9/30/2015($)	Purchases($)	Sales($)	Value 9/30/2016($)	Net Assets(%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	45,994,333	380,385,538	423,602,811	2,777,060.3

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

24

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,198,198, accumulated capital losses $79,675,737 and unrealized appreciation $124,955,273.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2016. The fund has $32,370,062 of short-term capital losses and $47,305,675 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2016 and September 30, 2015 were as follows: ordinary income $11,802,681 and $27,721,796, and long-term capital gains $0 and $11,213,102, respectively.

During the period ended September 30, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $3,092,213 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each,

25

NOTES TO FINANCIAL STATEMENTS (continued)

a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2016, was approximately $32,000 with a related weighted average annualized interest rate of 1.33%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $198,770 during the period ended September 30, 2016.

26

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2016, Class C shares were charged $11,349 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2016, Class A and Class C shares were charged $17,271 and $3,783, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2016, the fund was charged $4,697 for transfer agency services and $173 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $69.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are

27

NOTES TO FINANCIAL STATEMENTS (continued)

determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2016, the fund was charged $304,260 pursuant to the custody agreement.

During the period ended September 30, 2016, the fund was charged $9,919 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $739,597, administration fees $23,279, Distribution Plan fees $904, Shareholder Services Plan fees $1,547, custodian fees $178,609, Chief Compliance Officer fees $7,217 and transfer agency fees $3,774.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2016, amounted to $555,958,142 and $367,277,137, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2016 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the

28

date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at September 30, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
JP Morgan Chase Bank
Japanese Yen,
Expiring
10/14/2016	2,187,297,000	21,595,041	21,582,457	(12,584)
Sales:
JP Morgan Chase Bank
Euro,
Expiring
10/4/2016	201,088	225,644	225,893	(249)
State Street Bank and Trust Co.
British Pound,
Expiring
10/3/2016	83,481	108,617	108,204	413
Japanese Yen,
Expiring
10/14/2016	2,187,297,000	21,511,152	21,582,457	(71,305)
Gross Unrealized Appreciation				413
Gross Unrealized Depreciation				(84,138)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are

29

NOTES TO FINANCIAL STATEMENTS (continued)

eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	413	(84,138)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	413	(84,138)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	413	(84,138)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
State Street Bank and Trust Co.	413		-	-	413
Total	413		-	-	413

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
JP Morgan Chase Bank	(12,833)		-	-	(12,833)
State Street Bank and Trust Co.	(71,305)		413	-	(70,892)
Total	(84,138)		413	-	(83,725)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2016:

Average Market Value ($)
Forward contracts	23,988,479

30

At September 30, 2016, the cost of investments for federal income tax purposes was $1,003,496,630; accordingly, accumulated net unrealized appreciation on investments was $124,999,060, consisting of $194,485,509 gross unrealized appreciation and $69,486,449 gross unrealized depreciation.

31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus/Newton International Equity Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Newton International Equity Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2016

32

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $27,679,438 as income sourced from foreign countries for the fiscal year ended September 30, 2016 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $2,016,576 as taxes paid from foreign countries for the fiscal year ended September 30, 2016 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2016 calendar year with Form 1099-DIV which will be mailed in early 2017. Also the fund reports the maximum amount allowable, but not less than $11,802,681 as ordinary income dividends paid during the fiscal year ended September 30, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) Section 852(b)(3)(C) of the Internal Revenue Code.

33

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Francine J. Bovich (65)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 77

———————

Kenneth A. Himmel (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

34

Stephen J. Lockwood (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (66)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 63

———————

Benaree Pratt Wiley (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

35

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

36

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 156 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

37

For More Information

Dreyfus/Newton International Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6916AR0916

Dreyfus Tax Sensitive Total Return Bond Fund

ANNUAL REPORT September 30, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

Dreyfus Tax Sensitive Total Return Bond Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Tax Sensitive Total Return Bond Fund, covering the 12-month period from October 1, 2015 through September 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally produced strong returns over the reporting period in spite of heightened market volatility stemming from global economic developments. During the fourth quarter of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp stock market declines in January 2016, but equities soon rallied after U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August. In the bond market, yields of high-quality sovereign bonds moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

Although a number of economic and political headwinds remain, we recently have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company fundamentals. This development suggests that selectivity may become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero

Chief Executive Officer

The Dreyfus Corporation

October 17, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2015, through September 30, 2016, as provided by Christine L. Todd, Thomas Casey, Daniel Rabasco, and Jeffrey Burger, Portfolio Managers of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended September 30, 2016, Dreyfus Tax Sensitive Total Return Bond Fund’s Class A shares produced a total return of 4.40%, Class C shares returned 3.62%, Class I shares returned 4.65%, and Class Y shares returned 4.66%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”), provided a total return of 3.68% for the same period.2

Municipal bonds produced solidly positive returns over the reporting period amid falling long-term interest rates and robust investor demand. The fund benefited in this environment from its interest rate and security selection strategies.

The Fund’s Investment Approach

The fund seeks high after-tax total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund may invest up to 35% of its net assets in taxable bonds. The fund invests principally in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality.3 The fund may invest up to 25% of its assets in bonds rated below investment grade.

We seek relative value opportunities among municipal bonds and invest selectively in taxable securities with the potential to enhance after-tax total return and/or reduce volatility. We use a combination of fundamental credit analysis and macroeconomic and quantitative inputs to identify undervalued sectors and securities, and we select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

Flight to Safety Supported Bond Prices

U.S. bonds were influenced during the reporting period by various economic developments. Most notably, sluggish international growth and declining commodity prices over the reporting period’s first half put downward pressure on longer term interest rates. Commodity prices rebounded in the spring of 2016 when global economic conditions seemed to stabilize, but United Kingdom’s referendum to leave the European Union kept many investors cautious and long-term rates low.

Supply-and-demand dynamics in the municipal bond market also generally proved favorable. In the low interest rate environment, income-oriented investors reached for the competitive after-tax yields provided by municipal bonds, particularly those with lower credit ratings. Although a moderating supply of newly issued securities over the first half of 2016 also supported bond prices, a surge in new issuance volumes during August and September produced heightened market volatility.

The U.S. economic recovery has continued to support sound credit conditions for most bond issuers. In the municipal bond market, a number of states and municipalities continue to face pressure from underfunded pension systems, but most have benefited from rising tax revenues and balanced operating budgets.

Constructive Investment Posture Bolstered Fund Results

The fund’s performance was enhanced by its relatively long average duration, which enabled greater participation in the benefits of falling long-term interest rates. The fund achieved especially favorable

3

DISCUSSION OF FUND PERFORMANCE (continued)

results from an emphasis on bonds with 10- to 20-year maturities, as well as from generally light exposure to shorter term securities.

Our security selection strategy also proved effective over the reporting period. We continued to favor revenue-backed municipal bonds over their lower yielding general obligation counterparts, and the fund achieved especially strong results among securities backed by airports, hospitals, and the states’ settlement of litigation with U.S. tobacco companies. The fund further benefited from its sale during the reporting period of bonds from Illinois and Chicago, where credit fundamentals have deteriorated.

Laggards during the reporting period included the fund’s positions in taxable bonds. We did, however, reduce exposure to corporate-backed securities during the market downturn in early 2016, and we redeployed those assets to higher quality U.S. Treasury securities and municipal bonds.

A More Cautious Investment Posture

The U.S. economy has continued to grow and municipal credit quality generally has remained strong. Yet, we recently have seen higher levels of market volatility stemming from near-term concerns, including uncertainty surrounding the U.S. election, expectations of higher short-term interest rates, and the recent increase in municipal bond issuance volumes.

Therefore, we have adopted a more defensive investment posture, with a greater emphasis on municipal bonds with A and AA credit ratings. We also have moved the fund’s average duration to a less constructive position, and we have maintained underweighted exposure to shorter term securities that could be hurt by rising short-term interest rates. On the other hand, we have retained the fund’s bias toward revenue-backed municipal bonds in an effort to capture more competitive yields. We will continue to look for opportunities in taxable bonds to enhance after-tax total return.

October 17, 2016

Bonds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments of the fund’s other investments.

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Dividends paid by the fund will be exempt from federal income tax to the extent such dividends are derived from interest paid on principal obligations. The fund also may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect through February 1, 2018, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10- Year Bloomberg Barclays U.S. Municipal Bond indices. Reflects investments of dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3  The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Tax Sensitive Total Return Bond Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index

† Source: Lipper Inc.
†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares. The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Tax Sensitive Total Return Fund on 9/30/06 to a $10,000 investment made in the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an equal-weighted composite of the Bloomberg Barclays 3-Year, 5-Year, 7-Year, and 10-Year U.S. Municipal Bond indices, each of which is a broad measure of the performance of investment grade, fixed-rate municipal bonds. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 9/30/16
	Inception	1 Year	5 Years	10 Years
	Date
Class A shares
with maximum sales charge (4.5%)	3/31/09	-0.28%	2.16%	3.40%††
without sales charge	3/31/09	4.40%	3.12%	3.87%††
Class C shares
with applicable redemption charge †	3/31/09	2.62%	2.34%	3.29%††
without redemption	3/31/09	3.62%	2.34%	3.29%††
Class I shares	11/2/92	4.65%	3.39%	4.11%
Class Y shares	7/1/13	4.66%	3.39%††	4.11%††
Bloomberg Barclay 3-, 5-, 7-, 10-Year
U.S. Municipal Bond Index		3.68%	3.11%	4.27%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares. The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Sensitive Total Return Bond Fund from April 1, 2016 to September 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.53	$7.31	$2.27	$2.27
Ending value (after expenses)	$1,019.00	$1,015.20	$1,020.30	$1,020.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.54	$7.31	$2.28	$2.28
Ending value (after expenses)	$1,021.50	$1,017.75	$1,022.75	$1,022.75

† Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.45% for Class C, .45% for Class I and .45% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

September 30, 2016

Bonds and Notes - 5.1%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Certificates - .7%
Carrington Mortgage Loan Trust, Ser. 2006-NC5, Cl. A2	0.63	1/25/37	505,025	[a]	396,190
OneMain Financial Issuance Trust, Ser. 2014-1A, Cl. B	3.24	6/18/24	1,180,000	[b]	1,188,710
				1,584,900
Asset-Backed Certificates/Auto Receivables - 1.9%
Capital Auto Receivables Asset Trust, Ser. 2014-2, Cl. D	2.81	8/20/19	240,000		242,596
DT Auto Owner Trust, Ser. 2014-2A, Cl. D	3.68	4/15/21	1,500,000	[b]	1,522,088
DT Auto Owner Trust, Ser. 2014-3A, Cl. D	4.47	11/15/21	2,345,000	[b]	2,395,562
				4,160,246
Commercial Mortgage Pass-Through Certificates - .1%
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C24, Cl. AJ	5.66	3/15/45	117,084	[a]	116,939
Financials - 2.1%
Citigroup, Sub. Bonds	4.40	6/10/25	1,505,000		1,597,260
JPMorgan Chase & Co., Sub. Notes	4.13	12/15/26	1,510,000		1,615,599
State Street, Sr. Unscd. Notes	2.65	5/19/26	1,600,000		1,621,318
				4,834,177
Health Care - .3%
Dignity Health, Scd. Bonds	2.64	11/1/19	760,000		782,663
Total Bonds and Notes (cost $11,378,095)			11,478,925
Long-Term Municipal Investments - 93.4%
Alabama - .7%
Alabama Public School and College Authority, Capital Improvement Revenue	5.00	1/1/26	1,250,000		1,575,300
Arizona - .2%
Phoenix Industrial Development Authority, Education Facility Revenue (Legacy Traditional Schools Projects)	3.00	7/1/20	455,000	[b]	459,878
Arkansas - 1.0%
Arkansas Development Finance Authority, HR (Washington Regional Medical Center)	5.00	2/1/25	1,835,000		2,266,262
California - 6.8%
California, Economic Recovery Bonds (Escrowed to Maturity)	5.00	7/1/18	340,000		364,708

8

Long-Term Municipal Investments - 93.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
California - 6.8% (continued)
California, GO (Various Purpose)	5.00	9/1/22	1,000,000		1,219,050
California Health Facilities Financing Authority, Revenue (Sutter Health)	5.00	8/15/18	1,030,000		1,110,742
California State Public Works Board, LR (Judicial Council of California) (New Stockton Courthouse)	5.00	10/1/26	1,000,000		1,242,560
California State University Trustees, Systemwide Revenue	5.00	11/1/22	1,000,000		1,193,840
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/31	525,000	[b]	614,465
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds (Insured; AMBAC)	4.60	6/1/23	750,000		792,398
Jurupa Public Financing Authority, Special Tax Revenue	5.00	9/1/29	1,060,000		1,279,462
Los Angeles Community Facilities District Number 4, Special Tax Revenue (Playa Vista-Phase 1)	5.00	9/1/28	1,000,000		1,186,740
Los Angeles Department of Water and Power, Power System Revenue	5.00	7/1/23	1,000,000		1,248,720
Los Angeles Harbor Department, Revenue (Green Bonds)	5.00	8/1/21	1,355,000		1,587,640
Sacramento County, Airport System Senior Revenue	5.00	7/1/22	1,275,000		1,365,461
Southern California Public Power Authority, Revenue (Windy Point/Windy Flats Project)	5.00	7/1/23	1,000,000		1,146,760
Tuolumne Wind Project Authority, Revenue (Tuolumne Company Project)	5.00	1/1/18	1,000,000		1,052,370
				15,404,916
Colorado - .4%
City and County of Denver, Airport System Subordinate Revenue	5.00	11/15/22	720,000		858,571
Connecticut - 1.6%
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	8/1/26	1,840,000		2,319,559
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	9/1/33	1,000,000		1,207,310
				3,526,869
District of Columbia - 2.2%
Georgetown University, GO (Insured; National Public Finance Guarantee Corp.)	0.90	4/1/29	4,000,000	[a]	3,655,000

9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 93.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
District of Columbia - 2.2% (continued)
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/24	1,000,000	1,218,840
				4,873,840
Florida - 11.5%
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/25	3,000,000	3,726,900
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/21	3,000,000	3,506,700
Florida Department of Transportation, Turnpike Revenue	5.00	7/1/25	1,000,000	1,234,080
Florida Higher Educational Facilities Financing Authority, Educational Facilities Revenue (Nova Southeastern University Project)	5.00	4/1/26	1,500,000	1,876,665
Jacksonville, Special Revenue	5.00	10/1/27	1,000,000	1,237,300
Lakeland, Energy System Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/17	1,000,000	1,042,070
Lee County, Transportation Facilities Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/25	1,000,000	1,238,980
Miami Beach Redevelopment Agency, Tax Increment Revenue (City Center/Historic Convention Village)	5.00	2/1/33	1,500,000	1,773,030
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.25	10/1/23	1,000,000	1,158,350
Miami-Dade County, Seaport Revenue	5.00	10/1/22	2,000,000	2,367,600
Miami-Dade County School Board, COP	5.00	5/1/26	1,500,000	1,845,435
Orlando-Orange County Expressway Authority, Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/18	1,000,000	1,070,220
South Miami Health Facilities Authority, HR (Baptist Health South Florida Obligated Group)	5.00	8/15/18	750,000	777,195
Tampa, Capital Improvement Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.00	9/1/23	500,000	590,165
Tampa, Health System Revenue (BayCare Health System Issue)	5.00	11/15/18	1,000,000	1,082,560
Village Community Development District Number 7, Special Assessment Revenue	3.00	5/1/19	635,000	661,714

10

Long-Term Municipal Investments - 93.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Florida - 11.5% (continued)
Village Community Development District Number 7, Special Assessment Revenue	3.00	5/1/20	595,000	624,821
				25,813,785
Georgia - 2.2%
Atlanta, Airport General Revenue	5.00	1/1/22	1,000,000	1,148,550
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.00	7/1/29	1,000,000	1,225,820
Main Street Natural Gas, Inc., Gas Project Revenue (Guaranty Agreement; Merrill Lynch and Co., Inc.)	5.50	9/15/28	1,100,000	1,419,495
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.00	1/1/21	1,000,000	1,159,330
				4,953,195
Illinois - 8.6%
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport)	5.25	1/1/24	1,500,000	1,790,985
Chicago, General Airport Third Lien Revenue (Chicago O'Hare International Airport) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	1,000,000	1,049,790
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/23	500,000	583,575
Chicago, Second Lien Water Revenue	5.00	11/1/26	1,000,000	1,192,470
Chicago, Second Lien Water Revenue (Insured; AMBAC)	5.00	11/1/32	2,000,000	2,006,880
Chicago Park District, Limited Tax GO	5.00	1/1/28	2,500,000	2,865,700
Greater Chicago Metropolitan Water Reclamation District, Unlimited Tax GO	5.00	12/1/31	1,000,000	1,227,270
Illinois Finance Authority, Revenue (Rush University Medical Center Obligated Group)	5.00	11/15/26	1,000,000	1,240,590
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	1/1/27	1,000,000	1,268,670
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	1/1/31	1,000,000	1,221,050
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	12/15/28	2,035,000	2,259,786
Northern Illinois University Board of Trustees, Auxiliary Facilities System Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/17	1,500,000	1,526,430

11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 93.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Illinois - 8.6% (continued)
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	5.00	6/1/17	1,000,000	1,025,820
				19,259,016
Kansas - 1.3%
Kansas Department of Transportation, Highway Revenue	5.00	9/1/18	1,415,000	1,527,776
Kansas Development Finance Authority, Revolving Funds Revenue (Kansas Department of Health and Environment)	5.00	3/1/21	1,150,000	1,308,988
				2,836,764
Kentucky - .5%
Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drainage System Revenue	5.00	5/15/23	1,000,000	1,190,730
Louisiana - 1.0%
Louisiana, State Highway Improvement Revenue	5.00	6/15/25	1,000,000	1,251,610
Tobacco Settlement Financing Corporation of Louisiana, Tobacco Settlement Asset-Backed Bonds	5.00	5/15/20	1,000,000	1,122,870
				2,374,480
Maryland - 2.6%
Maryland, GO (State and Local Facilities Loan)	5.00	8/1/21	4,000,000	4,756,240
Maryland Economic Development Corporation, EDR (Transportation Facilities Project)	5.13	6/1/20	1,000,000	1,094,030
				5,850,270
Michigan - 3.3%
Detroit, Sewage Disposal System Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/19	1,000,000	1,107,030
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/25	1,000,000	1,235,900
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,000,000	1,184,450
Michigan Finance Authority, Local Government Loan Program Revenue (School District of the City of Detroit State Qualified Unlimited Tax GO Local Project Bonds)	5.00	5/1/20	1,125,000	1,263,926
Michigan Finance Authority, Unemployment Obligation Assessment Revenue	5.00	7/1/21	1,500,000	1,607,790

12

Long-Term Municipal Investments - 93.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Michigan - 3.3% (continued)
Wayne County Airport Authority, Airport Revenue (Detroit Metropolitan Wayne County Airport)	5.00	12/1/16	1,000,000	1,006,500
				7,405,596
Minnesota - 1.1%
Saint Paul Housing and Redevelopment Authority, Hospital Facility Revenue (HealthEast Care System Project)	5.00	11/15/21	1,000,000	1,162,100
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/29	1,120,000	1,355,010
				2,517,110
Missouri - 3.3%
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/23	1,000,000	1,196,260
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/28	1,000,000	1,159,880
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (Saint Luke's Health System, Inc.)	5.00	11/15/27	1,000,000	1,258,970
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue (Prairie State Project)	5.00	12/1/29	3,120,000	3,793,390
				7,408,500
Nebraska - .5%
Nebraska Public Power District, General Revenue	5.00	1/1/30	1,000,000	1,216,120
New Jersey - 4.6%
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/18	1,250,000	1,311,963
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	6/15/26	1,845,000	2,127,968
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.10	6/1/23	1,000,000	1,117,950
New Jersey Educational Facilities Authority, Revenue (Rowan University Issue)	5.00	7/1/18	1,225,000	1,308,582
New Jersey Health Care Facilities Financing Authority, Revenue (Virtua Health Issue)	5.00	7/1/25	1,000,000	1,214,390
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Revenue	5.00	12/1/18	1,000,000	1,071,040

13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 93.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 4.6% (continued)
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Revenue	5.00	12/1/24	1,000,000		1,174,700
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	940,000		956,168
				10,282,761
New Mexico - .9%
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue	1.10	8/1/19	1,000,000	[a]	992,540
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue (SBPA; Royal Bank of Canada)	1.00	2/1/19	1,000,000	[a]	994,650
				1,987,190
New York - 10.9%
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue	5.00	11/15/24	2,000,000		2,500,640
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/26	1,205,000		1,497,851
Nassau County, GO (General Improvement)	5.00	10/1/21	2,000,000		2,351,980
New York City, GO	5.00	8/1/21	2,000,000		2,224,820
New York City, GO	5.00	3/1/25	1,000,000		1,255,550
New York City Health and Hospitals Corporation, Health System Revenue	5.00	2/15/19	1,000,000		1,093,270
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,000,000		1,085,690
New York Transportation Development Corporation, Special Facility Revenue (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/21	1,350,000		1,519,506
New York Transportation Develpoment Corporation, Special Facility Revenue (Terminal One Group Association, L.P. Project)	5.00	1/1/19	2,500,000		2,718,075
Onondaga Civic Development Corporation, Revenue (Saint Joseph's Hospital Health Center Project) (Prerefunded)	5.00	7/1/19	1,000,000	[c]	1,111,650
Port Authority of New York and New Jersey, (Consolidated Bonds, 185th Series)	5.00	9/1/30	1,000,000		1,197,650
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.70	12/3/19	3,500,000	[a]	3,450,650

14

Long-Term Municipal Investments - 93.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
New York - 10.9% (continued)
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/24	2,150,000	2,636,760
				24,644,092
North Carolina - .9%
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue (Pennybryn at Maryfield)	5.00	10/1/19	1,875,000	2,033,006
Ohio - 1.2%
Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue (Case Western Reserve University Project)	5.00	12/1/23	1,500,000	1,854,225
Southeastern Ohio Port Authority, Hospital Facilities Improvement Revenue (Memorial Health System Obligated Group Project)	5.50	12/1/29	820,000	925,050
				2,779,275
Pennsylvania - 1.8%
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/29	1,000,000	1,226,120
Philadelphia, Gas Works Revenue	5.00	8/1/21	1,000,000	1,163,840
Philadelphia School District, GO	5.00	9/1/21	1,500,000	1,649,250
				4,039,210
Rhode Island - 1.4%
Rhode Island Health and Educational Building Corporation, Higher Education Facilities Revenue (Brown University Issue)	5.00	9/1/21	700,000	831,600
Tobacco Settlement Financing Corporation of Rhode Island, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/26	1,000,000	1,177,320
Tobacco Settlement Financing Corporation of Rhode Island, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/35	1,000,000	1,110,500
				3,119,420
South Carolina - .5%
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/21	1,000,000	1,185,940
Tennessee - 1.6%
Memphis, GO (General Improvement)	5.00	4/1/26	1,840,000	2,325,502
Tennessee Energy Acquisition Corporation, Gas Project Revenue	5.25	9/1/26	1,120,000	1,402,498
				3,728,000

15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 93.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Texas - 15.7%
Arlington Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/27	1,400,000		1,700,860
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/27	1,250,000		1,555,737
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/31	1,175,000		1,398,497
Corpus Christi, Utility System Junior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/15/23	1,725,000		2,063,824
Harris County, Tax Road GO	5.00	10/1/27	1,500,000		1,905,135
Harris County-Houston Sports Authority, Senior Lien Revenue	5.00	11/15/29	750,000		902,745
Houston, Airport System Special Facilities Revenue (United Airlines, Inc. Terminal E Project)	4.75	7/1/24	1,000,000		1,143,250
Houston, Airport System Subordinate Lien Revenue (Insured; XLCA)	1.05	7/1/32	2,700,000	[a]	2,538,000
Houston, Combined Utility System First Lien Revenue	5.00	11/15/18	1,355,000		1,471,137
Houston, Combined Utility System First Lien Revenue	1.74	5/1/20	2,500,000	[a]	2,488,750
Houston, GO (Public Improvement)	5.00	3/1/24	2,000,000		2,480,540
Love Field Airport Modernization Corporation, General Airport Revenue	5.00	11/1/27	1,850,000		2,256,556
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/22	1,000,000		1,183,350
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/21	2,000,000		2,295,320
Plano Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/26	1,500,000		1,938,180
Sam Rayburn Municipal Power Agency, Power Supply System Revenue	5.00	10/1/20	1,210,000		1,375,952
Texas, GO (College Student Loan Bonds)	5.00	8/1/17	1,000,000		1,035,520
Texas, GO (College Student Loan Bonds)	5.00	8/1/22	1,500,000		1,810,155
Trinity River Authority of Texas, Revenue (Tarrant County Water Project)	5.00	2/1/23	1,940,000		2,366,140
West Travis County Public Utility Agency, Revenue	5.00	8/15/23	1,140,000		1,330,483
				35,240,131

16

Long-Term Municipal Investments - 93.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Virginia - 1.3%
Virginia College Building Authority, Educational Facilities Revenue (Marymount University Project)	5.00	7/1/19	425,000	[b] 458,868
Virginia Public School Authority, School Financing Bonds	5.00	8/1/24	2,000,000	2,430,240
				2,889,108
Washington - 2.7%
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/25	3,340,000	4,114,479
Washington, GO (Various Purpose)	5.00	7/1/27	1,500,000	1,905,960
				6,020,439
Wisconsin - 1.1%
Wisconsin Health and Educational Facilities Authority, Health Facilities Revenue (UnityPoint Health)	5.00	12/1/23	1,000,000	1,233,090
Wisconsin Health and Educational Facilities Authority, Revenue (ProHealth Care, Inc. Obligated Group)	5.00	8/15/33	1,000,000	1,178,070
				2,411,160
Total Long-Term Municipal Investments (cost $199,468,817)			210,150,934
Total Investments (cost $210,846,912)			98.5%	221,629,859
Cash and Receivables (Net)			1.5%	3,287,087
Net Assets			100.0%	224,916,946

a Variable rate security—rate shown is the interest rate in effect at period end.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities were valued at $6,639,571 or 2.95% of net assets.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

17

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	25.2
Utility-Electric	9.0
Education	8.9
Health Care	8.8
Utility-Water and Sewer	8.1
Special Tax	7.2
City	5.6
State/Territory	4.8
Financials	2.1
Asset-Backed Certificates/Auto Receivables	1.9
County	1.9
Asset-Backed/Municipal	1.4
Asset-Backed Certificates/Corporate	.7
Prerefunded	.7
Housing	.6
Lease	.5
Commercial Mortgage-Backed	.1
Other	11.0
98.5

† Based on net assets.
See notes to financial statements.

18

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

19

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	210,846,912	221,629,859
Cash		1,787,987
Interest receivable		2,477,350
Receivable for shares of Beneficial Interest subscribed		949,980
Prepaid expenses		24,154
		226,869,330
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		86,094
Payable for investment securities purchased		1,586,840
Payable for shares of Beneficial Interest redeemed		210,252
Accrued expenses		69,198
		1,952,384
Net Assets ($)		224,916,946
Composition of Net Assets ($):
Paid-in capital		213,914,475
Accumulated undistributed investment income—net		19
Accumulated net realized gain (loss) on investments		219,505
Accumulated net unrealized appreciation (depreciation) on investments		10,782,947
Net Assets ($)		224,916,946

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	5,550,706	753,848	217,617,347	995,045
Shares Outstanding	236,926	32,170	9,284,969	42,461
Net Asset Value Per Share ($)	23.43	23.43	23.44	23.43

See notes to financial statements.

20

STATEMENT OF OPERATIONS

Year Ended September 30, 2016

Investment Income ($):
Interest Income	6,153,807
Expenses:
Investment advisory fee—Note 3(a)	889,597
Administration fee—Note 3(a)	133,439
Registration fees	67,362
Professional fees	58,759
Shareholder servicing costs—Note 3(c)	38,070
Custodian fees—Note 3(c)	25,170
Trustees’ fees and expenses—Note 3(d)	15,733
Prospectus and shareholders’ reports	10,499
Distribution fees—Note 3(b)	5,845
Loan commitment fees—Note 2	3,114
Miscellaneous	47,121
Total Expenses	1,294,709
Less—reduction in expenses due to undertaking—Note 3(a)	(267,435)
Less—reduction in fees due to earnings credits—Note 3(c)	(217)
Net Expenses	1,027,057
Investment Income—Net	5,126,750
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	314,106
Net realized gain (loss) on swap transactions	(121,703)
Net Realized Gain (Loss)	192,403
Net unrealized appreciation (depreciation) on investments	4,875,739
Net Realized and Unrealized Gain (Loss) on Investments	5,068,142
Net Increase in Net Assets Resulting from Operations	10,194,892

See notes to financial statements.

21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2016	2015
Operations ($):
Investment income—net	5,126,750	4,461,182
Net realized gain (loss) on investments	192,403	1,544,205
Net unrealized appreciation (depreciation) on investments	4,875,739	(1,629,971)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,194,892	4,375,416
Dividends to Shareholders from ($):
Investment income—net:
Class A	(125,997)	(149,596)
Class C	(10,129)	(13,923)
Class I	(4,914,574)	(4,251,640)
Class Y	(22,793)	(27,544)
Net realized gain on investments:
Class A	(26,351)	(52,563)
Class C	(2,978)	(8,122)
Class I	(866,904)	(1,149,150)
Class Y	(3,954)	(9,154)
Total Dividends	(5,973,680)	(5,661,692)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,300,371	1,661,571
Class C	191,447	143,478
Class I	59,884,638	75,643,160
Class Y	-	276,000
Dividends reinvested:
Class A	144,389	192,778
Class C	13,077	22,016
Class I	4,829,541	4,381,986
Class Y	26,719	30,960
Cost of shares redeemed:
Class A	(2,326,072)	(1,657,191)
Class C	(209,142)	(414,752)
Class I	(42,730,113)	(32,741,225)
Class Y	(20,000)	(355,287)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	21,104,855	47,183,494
Total Increase (Decrease) in Net Assets	25,326,067	45,897,218
Net Assets ($):
Beginning of Period	199,590,879	153,693,661
End of Period	224,916,946	199,590,879
Undistributed investment income—net	19	602

22

	Year Ended September 30,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	55,987	71,706
Shares issued for dividends reinvested	6,219	8,360
Shares redeemed	(100,057)	(71,950)
Net Increase (Decrease) in Shares Outstanding	(37,851)	8,116
Class C
Shares sold	8,238	6,212
Shares issued for dividends reinvested	563	954
Shares redeemed	(8,978)	(18,055)
Net Increase (Decrease) in Shares Outstanding	(177)	(10,889)
Class I
Shares sold	2,584,140	3,273,865
Shares issued for dividends reinvested	207,707	190,044
Shares redeemed	(1,833,669)	(1,419,091)
Net Increase (Decrease) in Shares Outstanding	958,178	2,044,818
Class Y
Shares sold	-	11,876
Shares issued for dividends reinvested	1,150	1,342
Shares redeemed	(849)	(15,360)
Net Increase (Decrease) in Shares Outstanding	301	(2,142)

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	23.00	23.15	22.56	23.44	23.05
Investment Operations:
Investment income—net[a]	.49	.52	.49	.51	.53
Net realized and unrealized gain (loss) on investments	.51	.02	.59	(.76)	.64
Total from Investment Operations	1.00	.54	1.08	(.25)	1.17
Distributions:
Dividends from Investment income—net	(.48)	(.51)	(.49)	(.51)	(.52)
Dividends from net realized gain on investments	(.09)	(.18)	—	(.12)	(.26)
Total Distributions	(.57)	(.69)	(.49)	(.63)	(.78)
Net asset value, end of period	23.43	23.00	23.15	22.56	23.44
Total Return (%)[b]	4.40	2.38	4.84	(1.10)	5.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.89	.95	.89	.90
Ratio of net expenses to average net assets	.70	.70	.70	.70	.80
Ratio of net investment income to average net assets	2.07	2.24	2.15	2.20	2.25
Portfolio Turnover Rate	29.16	29.93	26.01	35.03	21.97
Net Assets, end of period ($ x 1,000)	5,551	6,319	6,173	6,908	6,639

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

24

	Year Ended September 30,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	23.00	23.16	22.57	23.45	23.05
Investment Operations:
Investment income—net[a]	.31	.35	.32	.33	.35
Net realized and unrealized gain (loss) on investments	.51	.01	.59	(.75)	.66
Total from Investment Operations	.82	.36	.91	(.42)	1.01
Distributions:
Dividends from investment income—net	(.30)	(.34)	(.32)	(.34)	(.35)
Dividends from net realized gain on investments	(.09)	(.18)	—	(.12)	(.26)
Total Distributions	(.39)	(.52)	(.32)	(.46)	(.61)
Net asset value, end of period	23.43	23.00	23.16	22.57	23.45
Total Return (%)[b]	3.62	1.58	4.07	(1.80)	4.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.70	1.69	1.75	1.65	1.67
Ratio of net expenses to average net assets	1.45	1.45	1.45	1.45	1.55
Ratio of net investment income to average net assets	1.32	1.49	1.40	1.45	1.48
Portfolio Turnover Rate	29.16	29.93	26.01	35.03	21.97
Net Assets, end of period ($ x 1,000)	754	744	1,001	1,831	2,045

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

25

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	23.01	23.16	22.57	23.45	23.06
Investment Operations:
Investment income—net[a]	.54	.57	.55	.57	.60
Net realized and unrealized gain (loss) on investments	.51	.03	.59	(.76)	.65
Total from Investment Operations	1.05	.60	1.14	(.19)	1.25
Distributions:
Dividends from Investment income—net	(.53)	(.57)	(.55)	(.57)	(.60)
Dividends from net realized gain on investments	(.09)	(.18)	—	(.12)	(.26)
Total Distributions	(.62)	(.75)	(.55)	(.69)	(.86)
Net asset value, end of period	23.44	23.01	23.16	22.57	23.45
Total Return (%)	4.65	2.63	5.11	(.85)	5.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.58	.68	.61	.61
Ratio of net expenses to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.32	2.48	2.40	2.45	2.61
Portfolio Turnover Rate	29.16	29.93	26.01	35.03	21.97
Net Assets, end of period ($ x 1,000)	217,617	191,558	145,493	123,524	128,217

a Based on average shares outstanding.
See notes to financial statements.

26

	Year Ended September 30,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	23.00	23.16	22.57	22.60
Investment Operations:
Investment income—net[b]	.54	.57	.47	.14
Net realized and unrealized gain (loss) on investments	.51	.02	.68	(.03)
Total from Investment Operations	1.05	.59	1.15	.11
Distributions:
Dividends from Investment income—net	(.53)	(.57)	(.56)	(.14)
Dividends from net realized gain on investments	(.09)	(.18)	—	—
Total Distributions	(.62)	(.75)	(.56)	(.14)
Net asset value, end of period	23.43	23.00	23.16	22.57
Total Return (%)	4.66	2.59	5.13	.50[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.59	.66	.58[d]
Ratio of net expenses to average net assets	.45	.45	.45	.45[d]
Ratio of net investment income to average net assets	2.32	2.48	2.40	2.57[d]
Portfolio Turnover Rate	29.16	29.93	26.01	35.03
Net Assets, end of period ($ x 1,000)	995	970	1,026	1

a From July 1, 2013 (commencement of initial offering) to September 30, 2013.
b  Based on average shares outstanding.
c  Not annualized.
d  Annualized.
See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Sensitive Total Return Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek a high after-tax total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Standish Mellon Asset Management Company LLC (“Standish”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that

28

series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

30

Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	5,745,146	—	5,745,146
Commercial Mortgage-Backed	—	116,939	—	116,939
Corporate Bonds†	—	5,616,840	—	5,616,840
Municipal Bonds†	—	210,150,934	—	210,150,934

† See Statement of Investments for additional detailed categorizations.

At September 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally

31

NOTES TO FINANCIAL STATEMENTS (continued)

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $9,084, undistributed ordinary income $23,472, undistributed capital gains $174,097 and unrealized appreciation $10,804,883.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2016 and September 30, 2015 were as follows: tax-exempt income $4,559,794 and $3,740,024, ordinary income $1,042,824 and $990,581, and long-term capital gains $371,062 and $931,087, respectively.

During the period ended September 30, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, swap adjustments and paydown gains and losses, the fund decreased accumulated undistributed investment income-net by $53,840, increased accumulated net realized gain (loss) on investments by $53,715 and increased paid-in capital by $125. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million

32

unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2016, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the fund has agreed to pay an investment advisory fee at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from October 1, 2015 through February 1, 2018, to waive receipt of its fees and assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $267,435 during the year ended September 30, 2016.

Pursuant to a sub-investment advisory agreement between Dreyfus and Standish, Standish serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net asset. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of

33

NOTES TO FINANCIAL STATEMENTS (continued)

BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $133,439 during the period ended September 30, 2016.

During the period ended September 30, 2016, the Distributor retained $85 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2016, Class C shares were charged $5,845 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines

34

the amounts to be paid to Service Agents. During the period ended September 30, 2016, Class A and Class C shares were charged $15,371 and $1,948, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2016, the fund was charged $11,298 for transfer agency services and $550 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $217.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2016, the fund was charged $25,170 pursuant to the custody agreement.

During the period ended September 30, 2016, the fund was charged $9,919 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $73,867, administration fees $11,080, Distribution Plan fees $467, Shareholder Services Plan fees $1,295, custodian fees $11,704, Chief Compliance Officer fees $7,217 and transfer agency fees $1,531, which are offset against an expense reimbursement currently in effect in the amount of $21,067.

35

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and swap transactions, during the period ended September 30, 2016, amounted to $84,459,429 and $63,031,390, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2016 is discussed below.

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

36

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At September 30, 2016, there were no credit default swap agreements outstanding.

The following summarizes the average notional value of swap agreements outstanding during the period ended September 30, 2016:

Average Notional Value ($)
Credit default swap agreements	807,692

At September 30, 2016, the cost of investments for federal income tax purposes was $210,824,976; accordingly, accumulated net unrealized

37

NOTES TO FINANCIAL STATEMENTS (continued)

appreciation on investments was $10,804,883 consisting of $10,978,128 gross unrealized appreciation and $173,245 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax Sensitive Total Return Bond Fund. (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax Sensitive Total Return Bond Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2016

39

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended September 30, 2016 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $513,699 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2016 calendar year on Form 1099-DIV, which will be mailed in early 2017. The fund reports the maximum amount allowable but not less than $.0385 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. The fund reports the maximum amount allowable but not less than $.0549 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

40

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Francine J. Bovich (65)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 77

———————

Kenneth A. Himmel (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (66)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 63

———————

Benaree Pratt Wiley (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

43

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 156 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

44

NOTES

45

For More Information

Dreyfus Tax Sensitive Total Return Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Standish Mellon Asset Management Company LLC
BNY Mellon Center
201 Washington Street
Suite 2900
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DSDAX Class C: DSDCX Class I: SDITX Class Y: SDYTX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6935AR0916

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

ANNUAL REPORT September 30, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small/Mid Cap Growth Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund, covering the 12-month period from October 1, 2015 through September 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally produced strong returns over the reporting period in spite of heightened market volatility stemming from global economic developments. During the fourth quarter of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp stock market declines in January 2016, but equities soon rallied after U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August. In the bond market, yields of high-quality sovereign bonds moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

Although a number of economic and political headwinds remain, we recently have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company fundamentals. This development suggests that selectivity may become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero

Chief Executive Officer

The Dreyfus Corporation

October 17, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2015 through September 30, 2016, as provided by Todd Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2016, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class A shares achieved a total return of 12.11%, Class C shares returned 11.28%, Class I shares returned 12.36%, and Class Y shares returned 12.53%.1 In comparison, the fund’s benchmark, the Russell 2500™Growth Index (the “Index”), produced a total return of 11.02% for the same period.2

Small- and midcap growth stocks achieved double-digit returns, on average, as a rally over the reporting period’s second half more than erased previous losses. The fund produced higher returns than its benchmark, mainly due to successful security selections in the information technology, industrials, and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap and midcap U.S. companies with market capitalizations equal to or less than the total market capitalization of the largest company in the Index. When choosing stocks, we seek to identify high-quality small-cap and midcap companies with rapid current or expected earnings or revenue growth. We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Stocks Advanced Strongly despite Headwinds

Stocks proved volatile over the fourth quarter of 2015 as global investors grew increasingly averse to risks amid sluggish international growth, and U.S. investors responded cautiously to the first increase in short-term U.S. interest rates in nearly a decade. In January 2016, stocks fell sharply due to severe declines in commodity prices, an economic slowdown in China, and worries that additional U.S. rate hikes might weigh on the domestic recovery.

The market changed direction in mid-February and the rally continued through the spring when commodity prices rebounded, U.S. monetary policymakers delayed additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in United Kingdom to leave the European Union introduced renewed market turmoil in late June, equities bounced back quickly, enabling most broad measures of U.S. stock market performance to post double-digit returns for the reporting period overall.

Security Selections Bolstered Relative Results

The fund’s strong performance compared to the Index was driven, in part, by favorable security selections in the information technology sector, where IT services provider Science Applications International and technology consulting and engineering firm Booz Allen Hamilton Holding benefited from rising demand for cybersecurity solutions, and data analytics provider Black Knight Financial experienced greater demand from customers in the mortgage servicing industry.

Results from the industrials sector were buoyed by companies benefiting from positive U.S. housing trends, including Beacon Roofing Supply and HVAC systems producer Watsco.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Automobile remarketer Copart reported strong quarterly earnings and a positive outlook. Aerospace-and-defense contractors fared well amid rising military spending, bolstering the stock prices of engineered products producer Curtiss-Wright and nuclear components manufacturer BWX Technologies. In the consumer staples sector, plant-based food and beverage producer WhiteWave Foods was acquired by a France-based, multinational food company.

On the other hand, the fund’s relative performance was constrained to a degree by some unfavorable stock selections. In the energy sector, exploration-and-production companies Gulfport Energy and Energen lagged sector averages amid concerns about oil prices, and the sale of the fund’s positions prevented it from participating more fully in the rally over the reporting period’s second half. The fund also did not hold many of the fundamentally challenged companies that led the energy sector’s rally. Among health care companies, unfortunate timing in the trading of life sciences company Cambrex and clinical research solutions provider Medidata Solutions weighed on relative performance. Results from the consumer discretionary sector were undermined by clothing manufacturer G-III Apparel Group, where investors reacted negatively to a disappointing financial report and a recent brand acquisition. Apparel company PVH Corp. was hurt by unfavorable currency exchange rates. Media company Lions Gate Entertainment lost value after a major film franchise produced disappointing box office results.

Maintaining a Focus on Growth

We currently expect the tepid U.S. economic recovery to continue amid robust consumer spending and more stable commodity prices. However, we also are aware that sluggish international growth, political uncertainty, and questions regarding the timing of short-term interest rate hikes are likely to contribute to heightened market volatility. In our view, companies exhibiting strong growth could command a premium in this environment. As of the reporting period’s end, we have maintained overweighted exposure to the information technology, health care, and energy sectors, but we have identified relatively few companies meeting our growth-oriented investment criteria in the consumer staples, real estate, and consumer discretionary sectors.

October 17, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000® Index, which is composed of the 3,000 largest U.S. companies based on total market capitalization) with higher price-to- book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell 2500 Growth Index

† Source: Lipper Inc.
†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares. The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus/The Boston Company Small/Mid Cap Growth Fund on 9/30/06 to a $10,000 investment made in the Russell 2500 Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged index that measures the performance of those Russell 2500 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 9/30/16
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	5.64%	13.62%	8.28%††
without sales charge	3/31/09	12.11%	14.97%	8.92%††
Class C shares
with applicable redemption charge†	3/31/09	10.28%	14.02%	8.20%††
without redemption	3/31/09	11.28%	14.02%	8.20%††
Class I shares	1/1/88	12.36%	15.26%	9.13%
Class Y shares	7/1/13	12.53%	15.34%††	9.16%††
Russell 2500 Growth Index		11.02%	16.20%	8.82%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares. The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from April 1, 2016 to September 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.49	$9.55	$4.19	$3.51
Ending value (after expenses)	$1,091.00	$1,087.20	$1,092.70	$1,093.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.30	$9.22	$4.04	$3.39
Ending value (after expenses)	$1,091.75	$1,015.85	$1,021.00	$1,021.65

† Expenses are equal to the fund’s annualized expense ratio of 1.05% for Class A, 1.83% for Class C, .80% for Class I and .67% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

September 30, 2016

Common Stocks - 97.6%	Shares		Value ($)
Automobiles & Components - 1.1%
Gentex	556,007	[a]	9,763,483
Banks - 1.7%
First Republic Bank	190,667		14,702,332
Capital Goods - 13.8%
A.O. Smith	67,803		6,698,258
Allegion	148,800		10,253,808
Beacon Roofing Supply	309,834	[b]	13,034,716
BWX Technologies	319,274		12,250,543
Carlisle	77,738		7,973,587
Crane	180,114		11,348,983
Curtiss-Wright	130,487		11,888,671
EMCOR Group	117,362		6,997,122
Mercury Systems	286,251	[b]	7,033,187
Nordson	109,528		10,912,275
Snap-on	102,182		15,527,577
Watsco	62,468		8,801,741
			122,720,468
Commercial & Professional Services - 1.6%
Copart	266,192	[a,b]	14,257,244
Consumer Durables & Apparel - 2.9%
Kate Spade & Company	408,790	[b]	7,002,573
Newell Brands	221,235		11,650,235
Steven Madden	200,693	[b]	6,935,950
			25,588,758
Consumer Services - 3.5%
Buffalo Wild Wings	71,665	[a,b]	10,086,132
Panera Bread, Cl. A	60,286	[a,b]	11,738,890
Planet Fitness, Cl. A	455,393	[b]	9,139,738
			30,964,760
Diversified Financials - 1.0%
CBOE Holdings	133,571		8,662,079
Energy - 2.5%
FMC Technologies	312,950	[b]	9,285,226
Rice Energy	497,839	[b]	12,998,576
			22,283,802
Exchange-Traded Funds - .5%
iShares Russell 2000 Growth ETF	27,229	[a]	4,054,398

8

Common Stocks - 97.6% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - .7%
TreeHouse Foods	73,484	[b]	6,407,070
Health Care Equipment & Services - 13.2%
Acadia Healthcare	221,124	[a,b]	10,956,694
Align Technology	184,271	[a,b]	17,275,406
athenahealth	89,428	[a,b]	11,278,659
Brookdale Senior Living	808,024	[b]	14,100,019
Centene	232,097	[b]	15,541,215
Cooper	115,615		20,725,145
DENTSPLY SIRONA	191,373		11,373,297
VCA	228,974	[b]	16,023,601
			117,274,036
Insurance - .9%
First American Financial	212,023		8,328,263
Materials - 5.0%
Bemis	125,801		6,417,109
Eagle Materials	81,492		6,299,332
Headwaters	582,236	[b]	9,851,433
Scotts Miracle-Gro, Cl. A	255,573		21,281,564
			43,849,438
Media - 1.1%
IMAX	340,909	[a,b]	9,876,134
Pharmaceuticals, Biotechnology & Life Sciences - 9.8%
Alkermes	281,702	[b]	13,248,445
Cambrex	185,644	[b]	8,253,732
Halozyme Therapeutics	718,961	[a,b]	8,685,049
ICON	140,922	[b]	10,903,135
Jazz Pharmaceuticals	103,571	[b]	12,581,805
Ligand Pharmaceuticals, Cl. B	113,557	[a,b]	11,589,627
Neurocrine Biosciences	206,028	[b]	10,433,258
PAREXEL International	155,653	[b]	10,810,101
			86,505,152
Real Estate - 2.9%
DuPont Fabros Technology	343,332	[c]	14,162,445
STORE Capital	393,858	[c]	11,606,995
			25,769,440
Retailing - 6.5%
LKQ	687,660	[b]	24,384,424
Party City Holdco	565,828	[a,b]	9,686,975
Sally Beauty Holdings	453,979	[b]	11,658,181

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.6% (continued)	Shares		Value ($)
Retailing - 6.5% (continued)
Ulta Salon Cosmetics & Fragrance	49,487	[b]	11,776,916
			57,506,496
Semiconductors & Semiconductor Equipment - 4.1%
Mellanox Technologies	269,845	[b]	11,670,796
Power Integrations	396,513		24,992,214
			36,663,010
Software & Services - 19.3%
Akamai Technologies	187,207	[b]	9,920,099
ANSYS	73,778	[b]	6,832,581
Black Knight Financial Services, Cl. A	463,031	[a,b]	18,937,968
Booz Allen Hamilton Holdings	580,309		18,343,567
CACI International, Cl. A	90,221	[b]	9,103,299
HubSpot	173,417	[b]	9,992,288
LogMeIn	244,690	[a]	22,117,529
Manhattan Associates	151,825	[b]	8,748,157
Proofpoint	136,723	[a,b]	10,233,717
Science Applications International	218,290		15,142,777
Shopify, Cl. A	381,216	[b]	16,361,791
Splunk	209,664	[a,b]	12,303,084
SS&C Technologies Holdings	395,397	[a]	12,712,014
			170,748,871
Technology Hardware & Equipment - 4.5%
FLIR Systems	440,530		13,841,453
Rogers	206,421	[b]	12,608,195
Trimble Navigation	471,119	[b]	13,455,159
			39,904,807
Transportation - 1.0%
J.B. Hunt Transport Services	108,908		8,836,795
Total Common Stocks (cost $725,538,932)			864,666,836
Other Investment - 2.4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $21,320,462)	21,320,462	[d]	21,320,462

10

Investment of Cash Collateral for Securities Loaned - 6.9%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $61,352,680)	61,352,680	[d]	61,352,680
Total Investments (cost $808,212,074)	106.9%		947,339,978
Liabilities, Less Cash and Receivables	(6.9%)		(60,861,518)
Net Assets	100.0%		886,478,460

ETF—Exchange-Traded Fund

aSecurity, or portion thereof, on loan. At September 30, 2016, the value of the fund’s securities on loan was $126,440,262 and the value of the collateral held by the fund was $132,693,648, consisting of cash collateral of $61,352,680 and U.S. Government & Agency securities valued at $71,340,968.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	19.3
Capital Goods	13.8
Health Care Equipment & Services	13.2
Pharmaceuticals, Biotechnology & Life Sciences	9.8
Money Market Investments	9.3
Retailing	6.5
Materials	5.0
Technology Hardware & Equipment	4.5
Semiconductors & Semiconductor Equipment	4.1
Consumer Services	3.5
Consumer Durables & Apparel	2.9
Real Estate	2.9
Energy	2.5
Banks	1.7
Commercial & Professional Services	1.6
Automobiles & Components	1.1
Media	1.1
Diversified Financials	1.0
Transportation	1.0
Insurance	.9
Food, Beverage & Tobacco	.7
Exchange-Traded Funds	.5
106.9

† Based on net assets.
See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $126,440,262)—Note 1(b):
Unaffiliated issuers	725,538,932	864,666,836
Affiliated issuers	82,673,142	82,673,142
Cash		1,150,397
Receivable for investment securities sold		7,136,281
Dividends and securities lending income receivable		157,428
Receivable for shares of Beneficial Interest subscribed		133,661
Prepaid expenses		50,512
		955,968,257
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		605,809
Liability for securities on loan—Note 1(b)		61,352,680
Payable for investment securities purchased		6,418,459
Payable for shares of Beneficial Interest redeemed		890,665
Accrued expenses		222,184
		69,489,797
Net Assets ($)		886,478,460
Composition of Net Assets ($):
Paid-in capital		731,843,385
Accumulated investment (loss)—net		(1,422,440)
Accumulated net realized gain (loss) on investments		16,929,611
Accumulated net unrealized appreciation (depreciation) on investments		139,127,904
Net Assets ($)		886,478,460

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	222,978,446	33,778,520	511,768,053	117,953,441
Shares Outstanding	13,386,647	2,221,548	29,944,901	6,876,123
Net Asset Value Per Share ($)	16.66	15.20	17.09	17.15

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended September 30, 2016

Investment Income ($):
Income:
Cash dividends (net of $4,561 foreign taxes withheld at source):
Unaffiliated issuers	5,269,739
Affiliated issuers	64,788
Income from securities lending—Note 1(b)	222,578
Total Income	5,557,105
Expenses:
Investment advisory fee—Note 3(a)	5,253,162
Shareholder servicing costs—Note 3(c)	1,585,760
Distribution fees—Note 3(b)	252,257
Administration fee—Note 3(a)	160,913
Prospectus and shareholders’ reports	120,611
Custodian fees—Note 3(c)	88,926
Registration fees	77,437
Trustees’ fees and expenses—Note 3(d)	56,683
Professional fees	48,610
Loan commitment fees—Note 2	13,786
Interest expense—Note 2	5,015
Miscellaneous	29,395
Total Expenses	7,692,555
Less—reduction in fees due to earnings credits—Note 3(c)	(2,939)
Net Expenses	7,689,616
Investment (Loss)—Net	(2,132,511)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	27,648,284
Net unrealized appreciation (depreciation) on investments	79,181,821
Net Realized and Unrealized Gain (Loss) on Investments	106,830,105
Net Increase in Net Assets Resulting from Operations	104,697,594

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2016	2015
Operations ($):
Investment (loss)—net	(2,132,511)	(2,592,995)
Net realized gain (loss) on investments	27,648,284	57,336,005
Net unrealized appreciation (depreciation) on investments	79,181,821	(55,352,998)
Net Increase (Decrease) in Net Assets Resulting from Operations	104,697,594	(609,988)
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(14,162,754)	(23,322,566)
Class C	(2,369,599)	(3,481,028)
Class I	(32,102,467)	(58,554,617)
Class Y	(6,629,336)	(9,955,724)
Total Dividends	(55,264,156)	(95,313,935)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	27,869,952	42,910,573
Class C	5,717,983	11,464,914
Class I	90,844,531	178,504,282
Class Y	78,013,436	22,023,769
Dividends reinvested:
Class A	13,597,132	22,529,055
Class C	2,351,988	3,465,315
Class I	31,581,829	48,779,707
Class Y	6,629,336	9,955,724
Cost of shares redeemed:
Class A	(48,373,129)	(48,241,421)
Class C	(10,052,551)	(7,415,176)
Class I	(150,361,398)	(262,766,990)
Class Y	(82,304,295)	(17,346,252)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(34,485,186)	3,863,500
Total Increase (Decrease) in Net Assets	14,948,252	(92,060,423)
Net Assets ($):
Beginning of Period	871,530,208	963,590,631
End of Period	886,478,460	871,530,208
Accumulated investment (loss)—net	(1,422,440)	(1,834,965)

14

	Year Ended September 30,
	2016	2015
Capital Share Transactions (Shares):
Class Aa
Shares sold	1,784,531	2,450,759
Shares issued for dividends reinvested	861,123	1,371,214
Shares redeemed	(3,105,350)	(2,749,859)
Net Increase (Decrease) in Shares Outstanding	(459,696)	1,072,114
Class C
Shares sold	399,641	702,848
Shares issued for dividends reinvested	162,206	226,639
Shares redeemed	(700,043)	(459,878)
Net Increase (Decrease) in Shares Outstanding	(138,196)	469,609
Class Ia
Shares sold	5,699,323	9,989,602
Shares issued for dividends reinvested	1,953,113	2,910,484
Shares redeemed	(9,406,753)	(14,943,120)
Net Increase (Decrease) in Shares Outstanding	(1,754,317)	(2,043,034)
Class Ya
Shares sold	5,017,728	1,227,841
Shares issued for dividends reinvested	408,966	593,309
Shares redeemed	(5,024,552)	(960,971)
Net Increase (Decrease) in Shares Outstanding	402,142	860,179

[a]During the period ended September 30, 2016, 537,037 Class I shares representing $8,775,190 were exchanged for 535,073 Class Y shares and 343 Class A shares representing $5,687 were exchanged for 335 Class I shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.83	17.65	18.76	15.82	12.95
Investment Operations:
Investment (loss)—net[a]	(.06)	(.07)	(.09)	(.06)	(.06)
Net realized and unrealized gain (loss) on investments	1.92	.06	1.08	4.20	4.08
Total from Investment Operations	1.86	(.01)	.99	4.14	4.02
Distributions:
Dividends from net realized gain on investments	(1.03)	(1.81)	(2.10)	(1.20)	(1.15)
Net asset value, end of period	16.66	15.83	17.65	18.76	15.82
Total Return (%)[b]	12.11	(.42)	5.59	28.73	32.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.03	1.04	1.02	1.08
Ratio of net expenses to average net assets	1.04	1.03	1.04	1.02	1.08
Ratio of net investment (loss) to average net assets	(.41)	(.42)	(.48)	(.34)	(.37)
Portfolio Turnover Rate	120.54	144.39	139.37	124.25	153.75
Net Assets, end of period ($ x 1,000)	222,978	219,185	225,427	193,470	135,904

a       Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

16

	Year Ended September 30,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.64	16.58	17.87	15.26	12.63
Investment Operations:
Investment (loss)—net[a]	(.17)	(.20)	(.22)	(.20)	(.18)
Net realized and unrealized gain (loss) on investments	1.76	.07	1.03	4.01	3.96
Total from Investment Operations	1.59	(.13)	.81	3.81	3.78
Distributions:
Dividends from net realized gain on investments	(1.03)	(1.81)	(2.10)	(1.20)	(1.15)
Net asset value, end of period	15.20	14.64	16.58	17.87	15.26
Total Return (%)[b]	11.28	(1.18)	4.72	27.54	31.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.83	1.81	1.83	1.92	1.97
Ratio of net expenses to average net assets	1.83	1.81	1.83	1.92	1.97
Ratio of net investment (loss) to average net assets	(1.19)	(1.21)	(1.26)	(1.29)	(1.24)
Portfolio Turnover Rate	120.54	144.39	139.37	124.25	153.75
Net Assets, end of period ($ x 1,000)	33,779	34,554	31,329	6,991	1,893

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	16.18	17.96	19.01	15.98	13.03
Investment Operations:
Investment (loss)—net[a]	(.03)	(.03)	(.04)	(.01)	(.01)
Net realized and unrealized gain (loss) on investments	1.97	.06	1.09	4.24	4.11
Total from Investment Operations	1.94	.03	1.05	4.23	4.10
Distributions:
Dividends from net realized gain on investments	(1.03)	(1.81)	(2.10)	(1.20)	(1.15)
Net asset value, end of period	17.09	16.18	17.96	19.01	15.98
Total Return (%)	12.36	(.17)	5.85	29.03	32.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.79	.80	.75	.78
Ratio of net expenses to average net assets	.79	.79	.80	.75	.78
Ratio of net investment (loss) to average net assets	(.16)	(.19)	(.24)	(.06)	(.07)
Portfolio Turnover Rate	120.54	144.39	139.37	124.25	153.75
Net Assets, end of period ($ x 1,000)	511,768	512,830	605,932	605,704	513,947

a Based on average shares outstanding.
See notes to financial statements.

18

	Year Ended September 30,
Class Y Shares	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	16.21	17.97	19.01	17.16
Investment Operations:
Investment (loss)—net[b]	(.00)[c]	(.01)	(.03)	(.01)
Net realized and unrealized gain (loss) on investments	1.97	.06	1.09	1.86
Total from Investment Operations	1.97	.05	1.06	1.85
Distributions:
Dividends from net realized gain on investments	(1.03)	(1.81)	(2.10)	-
Net asset value, end of period	17.15	16.21	17.97	19.01
Total Return (%)	12.53	(.05)	5.90	10.78[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.68	.72	.72[e]
Ratio of net expenses to average net assets	.68	.68	.72	.72[e]
Ratio of net investment (loss) to average net assets	(.03)	(.07)	(.15)	(.26)[e]
Portfolio Turnover Rate	120.54	144.39	139.37	124.25
Net Assets, end of period ($ x 1,000)	117,953	104,961	100,902	1

a From July 1, 2013, (commencement of initial offering) to September 30, 2013.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.
See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

20

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

21

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2016 in valuing the fund’s investments:

22

	Level 1 – Unadjusted Quoted Prices	Level 2 –Other Significant Observable Inputs	Level 3 –Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	823,471,378	–	–	823,471,378
Equity Securities - Foreign Common Stocks†	37,141,060	–	–	37,141,060
Exchange-Traded Funds	4,054,398	–	–	4,054,398
Mutual Funds	82,673,142	–	–	82,673,142

† See Statement of Investments for additional detailed categorizations.

At September 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2016, The Bank of New York Mellon earned $51,269 from lending portfolio securities, pursuant to the securities lending agreement.

23

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2016 were as follows:

Affiliated Investment Company	Value 9/30/2015($)	Purchases($)	Sales($)	Value 9/30/2016($)	Net Assets(%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	46,796,134	529,115,796	514,559,250	61,352,680	6.9
Dreyfus Institutional Preferred Government Plus Money Market Fund†	32,019,545	419,153,421	429,852,504	21,320,462	2.4
Total	78,815,679	948,269,217	944,411,754	82,673,142	9.3

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

24

At September 30, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $19,616,619 and unrealized appreciation $136,445,330. In addition, the fund deferred for tax purposes late year ordinary losses of $1,426,874 to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2016 and September 30, 2015 were as follows: ordinary income $0 and $18,412,406, and long-term capital gains $55,264,156 and $76,901,529, respectively.

During the period ended September 30, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, real estate investment trusts and capital loss carryover expiration, the fund increased accumulated undistributed investment income-net by $2,545,036, increased accumulated net realized gain (loss) on investment by $2,091,740 and decreased paid-in capital by $4,636,776. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2016 was approximately $360,700 with a related weighted average annualized interest rate of 1.39%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and TBCAM, TBCAM serves as the fund’s sub-investment adviser responsible

25

NOTES TO FINANCIAL STATEMENTS (continued)

for the day-to-day management of the fund’s portfolio. Dreyfus pays TBCAM a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $160,913 during the period ended September 30, 2016.

26

During the period ended September 30, 2016, the Distributor retained $11,559 from commissions earned on sales of the fund’s Class A shares and $5,188 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2016, Class C shares were charged $252,257 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2016, Class A and Class C shares were charged $541,825 and $84,086, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2016, the fund was charged $90,650 for transfer agency services and $7,228 for cash management services. These fees are included in Shareholder servicing

27

NOTES TO FINANCIAL STATEMENTS (continued)

costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $2,849.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2016, the fund was charged $88,926 pursuant to the custody agreement. These fees were partially offset by earnings credits of $90.

During the period ended September 30, 2016, the fund was charged $9,919 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $435,867, administration fees $23,405, Distribution Plan fees $20,839, Shareholder Services Plan fees $52,695, custodian fees $50,339, Chief Compliance Officer fees $7,217 and transfer agency fees $15,447.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2016, amounted to $1,033,091,352 and $1,121,377,059, respectively.

At September 30, 2016, the cost of investments for federal income tax purposes was $810,894,648; accordingly, accumulated net unrealized appreciation on investments was $136,445,330, consisting of $150,152,274 gross unrealized appreciation and $13,706,944 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year periods then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small/Mid Cap Growth Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2016

29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than $1.0304 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

30

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 27-28, 2016, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which Dreyfus provides the fund with investment advisory services (the “Agreement”), and the Sub-Investment Advisory Agreement (together with the Agreement, the “Agreements”), pursuant to which The Boston Company Asset Management, LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended June 30, 2016, and (2) the fund’s

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance (Class A and/or Class I shares) was at or above the Performance Group median for the various periods, except for the three- and four-year periods when the fund’s total return performance was below the Performance Group median, and the fund’s total return performance was above the Performance Universe median for all periods. Representatives of Dreyfus and the Subadviser stated that the fund’s recent performance had improved, nothing that the fund’s total return performance for the three- and six- month periods ended June 30, 2016 ranked in the first quartile in the fund’s Broadridge category. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median (second lowest in the Expense Group) and the fund’s actual management fee and the fund’s total expense ratio were below the Expense Group and Expense Universe medians (in each case lowest in the Expense Group and in the first quartile of the Expense Universe).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

32

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted [the/that there were no] soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board noted the fund’s improved total return performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements through April 4, 2017.

34

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Francine J. Bovich (65)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 77

———————

Kenneth A. Himmel (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (66)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 63

———————

Benaree Pratt Wiley (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

37

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 156 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

38

NOTES

39

NOTES

40

NOTES

41

For More Information

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

The Boston Company Asset
Management LLC
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6921AR0916

Dreyfus/The Boston Company Small Cap Growth Fund

ANNUAL REPORT September 30, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Growth Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/The Boston Company Small Cap Growth Fund, covering the 12-month period from October 1, 2015 through September 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally produced strong returns over the reporting period in spite of heightened market volatility stemming from global economic developments. During the fourth quarter of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp stock market declines in January 2016, but equities soon rallied after U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August. In the bond market, yields of high-quality sovereign bonds moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

Although a number of economic and political headwinds remain, we recently have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company fundamentals. This development suggests that selectivity may become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero

Chief Executive Officer

The Dreyfus Corporation

October 17, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2015 through September 30, 2016, as provided by Todd Wakefield, CFA and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2016, Dreyfus/The Boston Company Small Cap Growth Fund’s Class I shares achieved a total return of 13.83%, and Class Y shares returned 13.85%.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), produced a total return of 12.12% for the same period.2

Small-cap growth stocks achieved double-digit returns, on average, as a rally over the reporting period’s second half more than erased previous losses. The fund produced higher returns than its benchmark, mainly due to successful security selections in the information technology, industrials, and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies with total market capitalizations equal to or less than that of the largest company in the Index. When choosing stocks, we seek to identify high-quality, small-cap companies that are experiencing or are expected to experience rapid current or expected earnings or revenue growth. We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management, and high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Stocks Advanced Strongly despite Headwinds

Stocks proved volatile over the fourth quarter of 2015 as global investors grew increasingly averse to risks amid sluggish international growth, and U.S. investors responded cautiously to the first increase in short-term U.S. interest rates in nearly a decade. In January 2016, stocks fell sharply due to severe declines in commodity prices, an economic slowdown in China, and worries that additional U.S. rate hikes might weigh on the domestic recovery.

The market changed direction in mid-February and the rally continued through the spring when commodity prices rebounded, U.S. monetary policymakers delayed additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in United Kingdom to leave the European Union introduced renewed market turmoil in late June, equities bounced back quickly, enabling most broad measures of U.S. stock market performance to post double-digit returns for the reporting period overall.

Security Selections Bolstered Relative Results

The fund’s strong performance compared to the Index was driven, in part, by favorable security selections in the information technology sector, where digital commerce software developer Demandware was acquired by a larger enterprise software company, remote computer access specialist LogMeIn merged with a former competitor, and vacation rentals site Home Away was taken over by a major online travel company. Cloud-based commerce platform Shopify benefited from long-term trends toward online shopping, and

3

DISCUSSION OF FUND PERFORMANCE (continued)

semiconductor companies MaxLinear, Inphi, and Impinj saw robust demand for new products.

Results from the industrials sector were buoyed by companies benefiting from positive U.S. housing trends, including Beacon Roofing Supply, HVAC systems producer Watsco, decking materials provider Trex, and SiteOne Landscape Supply. Aerospace-and-defense contractors fared well amid rising military spending, bolstering the stock prices of Mercury Systems and Curtiss-Wright. In the consumer staples sector, fragrances developer Inter Parfums experienced rising licensing revenues, and grocery distributor Performance Food Group profited from a shift toward organic products.

On the other hand, the fund’s relative performance was constrained to a degree by some unfavorable stock selections. In the health care sector, biotechnology companies such as Otonomy, SAGE Therapeutics, Tokai Pharmaceuticals, and Halozyme Therapeutics were hurt by industrywide concerns regarding new product development, end market demand, and pricing pressures. Similar worries weighed on the stocks of pharmaceutical developers Collegium Pharmaceutical, Revance Therapeutics, and Intra-Cellular Therapies. In the materials sector, underweighted exposure to metals-and-mining companies prevented the fund from participating more fully in the industry group’s rally over the second half of the reporting period, and silicon producer Ferroglobe encountered weak end-market demand. An underweighted position in chemical companies also hindered relative performance. Finally, the fund did not hold many of the fundamentally challenged companies that led the energy sector’s rally from depressed levels.

Maintaining a Focus on Growth

We currently expect the tepid U.S. economic recovery to continue amid robust consumer spending and more stable commodity prices. However, we also are aware that sluggish international growth, political uncertainty, and questions regarding the timing of short-term interest rate hikes are likely to contribute to heightened market volatility. In our view, growing companies could command a premium in an environment of slow-but-positive economic growth. As of the reporting period’s end, we have maintained sector allocations that are roughly in line with the Index, albeit with slightly overweighted exposure to the industrials sector and a mildly underweighted position among financial companies.

October 17, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

1 Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2018. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2000® Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund Class I shares and Class Y shares and the Russell 2000 Growth Index

Average Annual Total Returns as of 9/30/16

	Inception Date	1 Year	5 Years		10 Years
Class I shares	12/23/96	13.83%	15.95%		7.13%
Class Y shares	7/1/13	13.85%	15.97%	†††	7.14%	†††
Russell 2000 Growth Index		12.12%	16.15%		8.29%

† Source: Lipper Inc.
†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).
Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in each of the Class I and Class Y shares of Dreyfus/The Boston Company Small Cap Growth Fund on 9/30/06 to a $10,000 investment made in the Russell 2000 Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is an unmanaged index that measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
††† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund from April 1, 2016 to September 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2016
	Class I	Class Y
Expenses paid per $1,000†	$5.44	$5.44
Ending value (after expenses)	$1,177.50	$1,177.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2016
	Class I	Class Y
Expenses paid per $1,000†	$5.05	$5.05
Ending value (after expenses)	$1,020.00	$1,020.00

† Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

September 30, 2016

Common Stocks - 100.2%	Shares		Value ($)
Automobiles & Components - 1.2%
Standard Motor Products	1,595		76,177
Banks - 2.6%
Columbia Banking System	1,984		64,917
National Bank Holdings, Cl. A	4,515		105,515
			170,432
Capital Goods - 16.9%
Beacon Roofing Supply	2,652	[a]	111,570
CLARCOR	1,263		82,095
Crane	1,509		95,082
Cubic	2,558		119,740
Curtiss-Wright	916		83,457
EMCOR Group	1,184		70,590
Granite Construction	2,356		117,187
KEYW Holding	9,823	[a]	108,446
Lydall	1,275	[a]	65,191
Mercury Systems	4,954	[a]	121,720
Trex	1,143	[a]	67,117
Watsco	431		60,728
			1,102,923
Commercial & Professional Services - 1.5%
WageWorks	1,557	[a]	94,837
Consumer Durables & Apparel - 2.3%
Steven Madden	1,812	[a]	62,623
Wolverine World Wide	3,654		84,152
			146,775
Consumer Services - 3.2%
Buffalo Wild Wings	613	[a,b]	86,274
Planet Fitness, Cl. A	3,387	[a]	67,977
Texas Roadhouse	1,469		57,335
			211,586
Energy - 2.7%
Oil States International	2,621	[a]	82,745
PDC Energy	1,382	[a]	92,677
			175,422
Food & Staples Retailing - .7%
Performance Food Group	1,903	[b]	47,194

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 100.2% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 1.4%
Snyder's-Lance	2,655		89,155
Health Care Equipment & Services - 9.5%
Align Technology	1,064	[a,b]	99,750
Endologix	5,075	[a,b]	64,960
HMS Holdings	3,366	[a]	74,624
ICU Medical	878	[a]	110,962
Integra LifeSciences Holdings	1,001	[a]	82,633
NxStage Medical	4,412	[a]	110,256
WellCare Health Plans	648	[a,b]	75,874
			619,059
Household & Personal Products - 1.5%
Inter Parfums	2,945		95,035
Materials - 1.9%
Flotek Industries	5,178	[a,b]	75,288
Headwaters	2,701	[a]	45,701
			120,989
Media - 1.2%
IMAX	2,755	[a]	79,812
Pharmaceuticals, Biotechnology & Life Sciences - 15.2%
Cambrex	2,107	[a]	93,677
Cepheid	1,803	[a]	95,000
Flexion Therapeutics	5,288	[a,b]	103,327
Foamix Pharmaceuticals	7,717	[a,b]	71,459
Galapagos, ADR	1,292	[a]	83,541
Halozyme Therapeutics	5,324	[a,b]	64,314
Ligand Pharmaceuticals	853	[a,b]	87,057
Natera	7,890	[a,b]	87,658
NeoGenomics	7,639	[a]	62,793
PAREXEL International	1,337	[a]	92,855
Radius Health	1,500	[a,b]	81,135
Retrophin	3,097	[a,b]	69,311
			992,127
Real Estate - 7.5%
DuPont Fabros Technology	2,603	[c]	107,374
Monmouth Real Estate Investment	6,051	[c]	86,348
Physicians Realty Trust	4,553	[c]	98,072
Potlatch	2,574	[c]	100,103
STORE Capital	3,339	[c]	98,400
			490,297

8

Common Stocks - 100.2% (continued)	Shares		Value ($)
Retailing - 6.2%
1-800-Flowers.com, Cl. A	8,462	[a]	77,596
Burlington Stores	1,276	[a]	103,381
Core-Mark Holding	1,272	[b]	45,538
Etsy	6,054	[a]	86,451
Ollie's Bargain Outlet Holdings	3,447	[a,b]	90,346
			403,312
Semiconductors & Semiconductor Equipment - 8.0%
Impinj	1,737	[b]	64,998
Inphi	2,461	[a]	107,078
MaxLinear, Cl. A	4,789	[a,b]	97,073
Mellanox Technologies	1,996	[a]	86,327
Power Integrations	2,637		166,210
			521,686
Software & Services - 13.4%
CACI International, Cl. A	763	[a]	76,987
CommVault Systems	2,072	[a]	110,085
HubSpot	2,417	[a]	139,267
LogMeIn	1,948		176,080
Mimecast	4,274		81,762
Perficient	4,064	[a]	81,890
Proofpoint	1,113	[a,b]	83,308
Shopify, Cl. A	2,840	[a]	121,893
			871,272
Technology Hardware & Equipment - 3.3%
NETGEAR	2,342	[a]	141,668
Novanta	4,292	[a]	74,466
			216,134
Total Common Stocks (cost $4,976,753)			6,524,224
Other Investment - .8%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $50,743)	50,743	[d]	50,743

9

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral for Securities Loaned - 8.0%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $523,447)	523,447	[d]	523,447
Total Investments (cost $5,550,943)	109.0%		7,098,414
Liabilities, Less Cash and Receivables	(9.0%)		(587,862)
Net Assets	100.0%		6,510,552

ADR—American Depository Receipt
a Non-income producing security.
b Security, or portion thereof, on loan. At September 30, 2016, the value of the fund’s securities on loan was $1,116,499 and the value of the collateral held by the fund was $1,134,250, consisting of cash collateral of $523,447 and U.S. Government & Agency securities valued at $610,803.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	16.9
Pharmaceuticals, Biotechnology & Life Sciences	15.2
Software & Services	13.4
Health Care Equipment & Services	9.5
Money Market Investments	8.8
Semiconductors & Semiconductor Equipment	8.0
Real Estate	7.5
Retailing	6.2
Technology Hardware & Equipment	3.3
Consumer Services	3.2
Energy	2.7
Banks	2.6
Consumer Durables & Apparel	2.3
Materials	1.9
Commercial & Professional Services	1.5
Household & Personal Products	1.5
Food, Beverage & Tobacco	1.4
Automobiles & Components	1.2
Media	1.2
Food & Staples Retailing	.7
109.0

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,116,499)—Note 1(b):
Unaffiliated issuers	4,976,753	6,524,224
Affiliated issuers	574,190	574,190
Receivable for investment securities sold		68,902
Dividends and securities lending income receivable		2,419
Prepaid expenses		15,492
		7,185,227
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		18,897
Liability for securities on loan—Note 1(b)		523,447
Payable for investment securities purchased		71,269
Payable for shares of Beneficial Interest redeemed		8,090
Accrued expenses		52,972
		674,675
Net Assets ($)		6,510,552
Composition of Net Assets ($):
Paid-in capital		3,676,779
Accumulated investment (loss)—net		(26,849)
Accumulated net realized gain (loss) on investments		1,313,151
Accumulated net unrealized appreciation (depreciation) on investments		1,547,471
Net Assets ($)		6,510,552

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	6,440,699	69,853
Shares Outstanding	212,432	2,301.66
Net Asset Value Per Share ($)	30.32	30.35

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Year Ended September 30, 2016

Investment Income ($):
Income:
Cash dividends (net of $89 foreign taxes withheld at source):
Unaffiliated issuers	78,463
Affiliated issuers	331
Income from securities lending—Note 1(b)	13,655
Total Income	92,449
Expenses:
Investment advisory fee—Note 3(a)	102,711
Professional fees	46,656
Registration fees	34,026
Custodian fees—Note 3(b)	29,967
Shareholder servicing costs—Note 3(b)	15,274
Administration fee—Note 3(a)	7,703
Prospectus and shareholders’ reports	7,473
Trustees’ fees and expenses—Note 3(c)	838
Loan commitment fees—Note 2	299
Interest expense—Note 2	130
Miscellaneous	19,887
Total Expenses	264,964
Less—reduction in expenses due to undertaking—Note 3(a)	(139,206)
Less—reduction in fees due to earnings credits—Note 3(b)	(169)
Net Expenses	125,589
Investment (Loss)—Net	(33,140)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,528,637
Net unrealized appreciation (depreciation) on investments	(244,152)
Net Realized and Unrealized Gain (Loss) on Investments	1,284,485
Net Increase in Net Assets Resulting from Operations	1,251,345

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2016	2015
Operations ($):
Investment (loss)—net	(33,140)	(130,015)
Net realized gain (loss) on investments	1,528,637	7,277,238
Net unrealized appreciation (depreciation) on investments	(244,152)	(4,051,822)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,251,345	3,095,401
Dividends to Shareholders from ($):
Net realized gain on investments:
Class I	(4,752,698)	(16,086,915)
Class Y	(20,348)	(48,130)
Total Dividends	(4,773,046)	(16,135,045)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	1,052,187	9,459,524
Dividends reinvested:
Class I	2,738,666	6,200,108
Cost of shares redeemed:
Class I	(16,873,095)	(25,914,730)
Class Y	-	(36,954)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(13,082,242)	(10,292,052)
Total Increase (Decrease) in Net Assets	(16,603,943)	(23,331,696)
Net Assets ($):
Beginning of Period	23,114,495	46,446,191
End of Period	6,510,552	23,114,495
Accumulated investment (loss)—net	(26,849)	-
Capital Share Transactions (Shares):
Class I
Shares sold	36,897	227,097
Shares issued for dividends reinvested	99,155	177,348
Shares redeemed	(578,694)	(626,690)
Net Increase (Decrease) in Shares Outstanding	(442,642)	(222,245)
Class Y
Shares redeemed	-	(650)

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	35.16	52.76	70.83	60.57	47.21
Investment Operations:
Investment (loss)—net[a]	(.08)	(.17)	(.30)	(.13)	(.16)
Net realized and unrealized gain (loss) on investments	4.08	3.48	1.98	16.26	14.57
Total from Investment Operations	4.00	3.31	1.68	16.13	14.41
Distributions:
Dividends from net realized gain on investments	(8.84)	(20.91)	(19.75)	(5.87)	(1.05)
Net asset value, end of period	30.32	35.16	52.76	70.83	60.57
Total Return (%)	13.83	6.50	1.46	30.20	30.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.06	1.40	1.15	1.04	1.02
Ratio of net expenses to average net assets	.98	.95	.95	.98	.96
Ratio of net investment (loss) to average net assets	(.26)	(.41)	(.52)	(.22)	(.29)
Portfolio Turnover Rate	197.34	169.20	138.15	121.73	154.49
Net Assets, end of period ($ x 1,000)	6,441	23,034	46,290	101,043	133,692

a Based on average shares outstanding.
See notes to financial statements.

14

	Year Ended September 30,

Class Y Shares	2016	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	35.18	52.76	70.83	64.04
Investment Operations:
Investment (loss)—net[b]	(.07)	(.15)	(.19)	(.10)
Net realized and unrealized gain (loss) on investments	4.08	3.48	1.87	6.89
Total from Investment Operations	4.01	3.33	1.68	6.79
Distributions:
Dividends from net realized gain on investments	(8.84)	(20.91)	(19.75)	—
Net asset value, end of period	30.35	35.18	52.76	70.83
Total Return (%)	13.85	6.56	1.48	10.59	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.17	1.40	1.11	1.07	[d]
Ratio of net expenses to average net assets	.97	.90	.95	.95	[d]
Ratio of net investment (loss) to average net assets	(.23)	(.35)	(.38)	(.57)	[d]
Portfolio Turnover Rate	197.34	169.20	138.15	121.73
Net Assets, end of period ($ x 1,000)	70	81	156	1

a From July 1, 2013 (commencement of initial offering) to September 30, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

16

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies

17

NOTES TO FINANCIAL STATEMENTS (continued)

that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2016 in valuing the fund’s investments:

18

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	6,085,757	-	-	6,085,757
Equity Securities—Foreign Common Stocks†	438,467	-	-	438,467
Mutual Funds	574,190	-	-	574,190

† See Statement of Investments for additional detailed categorizations.

At September 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2016, The Bank of New York Mellon earned $2,977 from lending portfolio securities, pursuant to the securities lending agreement.

19

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2016 were as follows:

Affiliated Investment Company	Value 9/30/2015 ($)	Purchases ($)	Sales ($)	Value 9/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	1,743,152	15,978,603	17,198,308	523,447	8.0
Dreyfus Institutional Preferred Government Plus Money Market Fund†	306,707	8,478,152	8,734,116	50,743.8
Total	2,049,859	24,456,755	25,932,424	574,190	8.8

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2016, the fund did not incur any interest or penalties.

20

Each tax year in the four-year period ended September 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $1,477,767 and unrealized appreciation $1,386,467. In addition, the fund deferred for tax purposes late year ordinary losses of $30,461 to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2016 and September 30, 2015 were as follows: ordinary income $750,272 and $4,521,973, and long-term capital gains $4,022,774 and $11,613,072, respectively.

During the period ended September 30, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating expenses, real estate investment trusts and treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund increased accumulated undistributed investment income-net by $6,291, decreased accumulated net realized gain (loss) on investments by $2,257,490 and increased paid-in capital by $2,251,199. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2016 was approximately $11,500 with a related weighted average annualized interest rate of 1.13%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the

21

NOTES TO FINANCIAL STATEMENTS (continued)

value of the fund’s average daily net assets and is payable monthly. Dreyfus had contractually agreed, from October 1, 2015 through January 31, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of Class I and Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .95% and .90% of the value of the respective class’ average daily net assets. Dreyfus has contractually agreed, from February 1, 2016 through February 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that none of the classes (excluding certain expenses as described above) exceed 1.00% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $139,206 during the period ended September 30, 2016.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $7,703 during the period ended September 30, 2016.

(b)The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis,

22

while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2016, the fund was charged $10,960 for transfer agency services and $493 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $169.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2016, the fund was charged $29,967 pursuant to the custody agreement.

During the period ended September 30, 2016, the fund was charged $9,919 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $4,339, administration fees $325, custodian fees $16,110, Chief Compliance Officer fees $7,217 and transfer agency fees $1,050, which are offset against an expense reimbursement currently in effect in the amount of $10,144.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2016, amounted to $25,834,120 and $44,370,942, respectively.

At September 30, 2016, the cost of investments for federal income tax purposes was $5,711,947; accordingly, accumulated net unrealized appreciation on investments was $1,386,467, consisting of $1,566,762 gross unrealized appreciation and $180,295 gross unrealized depreciation.

23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Growth Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small Cap Growth Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2016

24

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $127,006 as ordinary income dividends paid during the year ended September 30, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 16.24% of ordinary income dividends paid during the year ended September 30, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. The fund reports the maximum amount allowable but not less than $7.4494 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. The fund reports the maximum amount allowable but not less than $1.3910 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

25

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Francine J. Bovich (65)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 77

———————

Kenneth A. Himmel (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

26

Stephen J. Lockwood (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (66)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 63

———————

Benaree Pratt Wiley (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

27

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

28

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 156 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

29

For More Information

Dreyfus/The Boston Company Small Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6941AR0916

Dreyfus/The Boston Company Small Cap Value Fund

ANNUAL REPORT September 30, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small Cap Value Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/The Boston Company Small Cap Value Fund, covering the 12-month period from October 1, 2015 through September 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally produced strong returns over the reporting period in spite of heightened market volatility stemming from global economic developments. During the fourth quarter of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked particularly sharp stock market declines in January 2016, but equities soon rallied after U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August. In the bond market, yields of high-quality sovereign bonds moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

Although a number of economic and political headwinds remain, we recently have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company fundamentals. This development suggests that selectivity may become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero

Chief Executive Officer

The Dreyfus Corporation

October 17, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2015 through September 30, 2016, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Jonathan Piskorowski, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2016, Dreyfus/The Boston Company Small Cap Value Fund’s Class I shares achieved a total returned of 15.91%.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), produced a total return of 18.81% for the same period.2

As of August 1, 2016, the fund’s Class I shares were re-opened to new investors and the fund added Class A, Class C, and Class Y shares. From their inception on August 1, 2016 through September 30, 2016, the fund’s Class A shares achieved a total return of 1.84%, Class C shares returned 1.71%, and Class Y shares returned 1.89%.3

Small-cap value stocks achieved double-digit returns, on average, as a rally over the reporting period’s second half more than erased previous losses. The fund lagged its benchmark, mainly due to security selection shortfalls in the materials, information technology, and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index. We use fundamental research and qualitative analysis to select stocks and look for companies with strong competitive positions, high-quality management, and financial strength. We use a consistent three-step fundamental research process to evaluate the stocks, consisting of valuation, which is to identify small-cap companies that are considered to be attractively priced relative to their earnings potential; fundamentals, which is to verify the strength of the underlying business position; and catalyst, which is to identify a specific event that has the potential to cause the stocks to appreciate in value.

Stocks Advanced Strongly despite Headwinds

Stocks proved volatile over the fourth quarter of 2015 as global investors grew increasingly averse to risks amid sluggish international growth, and U.S. investors responded cautiously to the first increase in short-term U.S. interest rates in nearly a decade. In January 2016, stocks fell sharply due to severe declines in commodity prices and worries that additional U.S. rate hikes might weigh on the domestic recovery.

The market changed direction in mid-February and continued through the spring when commodity prices rebounded, U.S. monetary policymakers delayed additional rate hikes, and overseas central banks further eased their monetary policies. Although a referendum in United Kingdom to leave the European Union introduced renewed market turmoil in late June, equities bounced back quickly, enabling most broad measures of U.S. stock market performance to post double-digit returns for the reporting period overall. In this environment, value-oriented small-cap stocks produced significantly higher returns than their more growth-oriented counterparts.

Security Selections Dampened Relative Results

Although the fund participated substantially in the Index’s gains over the reporting period, its relative results were constrained by some disappointing stock selections. In the materials sector, Stillwater Mining was hurt by persistently low palladium prices, Timkensteel encountered industry-wide and company-specific problems, and Calgon Carbon missed its earnings targets due to higher-than-expected operating costs. Among information technology companies, a proposed acquisition by digital typeface developer Monotype Imaging Holdings was not well received by investors, and IT services provider MicroStrategy encountered rising competitive pressures and lower licensing revenues.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Relative performance in the health care sector was undermined by hospitals operator LifePoint Health, which reported disappointing quarterly results stemming from lower patient volumes. Emergency medical transport provider Air Methods was hurt by higher operating costs.

Other industry groups produced better results for the fund. In the volatile energy sector, oilfield services provider RPC posted strong quarterly results, and drilling rig operator Patterson-UTI Energy exceeded earnings forecasts in a challenging business environment. In the financials sector, the fund benefited from lack of exposure to underperforming thrifts. Strong security selections among capital markets companies included investment manager Cohen & Steers, which saw an increase in assets-under-management, and investment bank Piper Jaffray, which achieved higher advisory revenues. The fund also benefited from gains posted by specialty insurer RLI Corp. Finally, in the utilities sector, energy services provider Piedmont Natural Gas gained value subsequent to a takeover offer at a substantial premium above its stock price at the time.

Maintaining a Focus on Value

Going into the final quarter of the year, investors seem hesitant to make a directional call on the markets, concerned over uncertainty from several factors including tepid global growth, the timing of interest rates, and the U.S. Presidential election. The Federal Reserve passed on tightening in 3Q but, may, at some point, begin to normalize rates, which could happen before year-end. U.S. consumer income and spending data suggest that consumer spending growth continues to be solid. As investors grapple with macro uncertainty and mixed economic data, we expect markets will remain volatile. In this scenario, stock dispersion could widen, emphasizing the importance of stock selection in the face of elevated turbulence.

Within this environment, we continue to find attractive opportunities in the Information technology, consumer discretionary and industrials sectors, which are emphasized in the portfolio with overweight positions versus the Index. Conversely, the portfolio has underweight exposure to the banks, diversified financials and utilities segments, where we have found fewer opportunities meeting our investment criteria.

October 17, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

1 Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2000®Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.
3 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/The Boston Company Small Cap Value Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell 2000 Value Index

† Source: Lipper Inc.
†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares. The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus/The Boston Company Small Cap Value Fund on 9/30/06 to a $10,000 investment made in the Russell 2000 Value Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is an unmanaged index, which measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index) with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 9/30/16
Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/1/16	9.19%††	14.54%††	5.97%††
without sales charge	8/1/16	15.86%††	15.91%††	6.60%††
Class C shares
with applicable redemption charge †	8/1/16	14.71%††	15.88%††	6.59%††
without redemption	8/1/16	15.71%††	15.88%††	6.59%††
Class I shares	2/1/00	15.91%	15.92%	6.60%
Class Y shares	8/1/16	15.91%††	15.92%††	6.60%††
Russell 2000 Value Index		18.81%	15.45%	5.78%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares. The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class Y shares).

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Value Fund from April 1, 2016 to September 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2016†

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††	$2.27	$3.52	$5.21	$1.85
Ending value (after expenses)	$1,018.40	$1,017.10	$1,085.10	$1,018.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2016†††

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††††	$6.91	$10.73	$5.05	$5.65
Ending value (after expenses)	$1,018.15	$1,014.35	$1,020.00	$1,019.40

† From August 1, 2016 (commencement of initial offering) to September 30, 2016 for Class A, Class C and Class Y shares.

†† Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class Ishares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses are equal to the fund’s annualized expense ratio of 1.37% for Class A, 2.13% for Class C and 1.12% for Class Y, multiplied by the average account value over the period, multiplied by 60/366 (to reflect the actual days in the period).
††† Please note that while Class A, Class C and Class Y shares commenced operations on August 1, 2016, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes expense ratios were in effect during the period April 1, 2016 to September 30, 2016.
†††† Expenses are equal to the fund’s annualized expense ratio of 1.37% for Class A, 2.13% for Class C, 1.00% for Class I and 1.12% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

September 30, 2016

Common Stocks - 99.6%	Shares		Value ($)
Automobiles & Components - 1.2%
Gentherm	27,350	[a]	859,337
Thor Industries	18,406	[b]	1,558,988
			2,418,325
Banks - 16.2%
Boston Private Financial Holdings	78,609		1,008,553
Brookline Bancorp	102,662		1,251,450
Bryn Mawr Bank	25,614		819,392
Capital Bank Financial, Cl. A	26,255	[b]	843,048
Central Pacific Financial	49,155		1,238,214
CoBiz Financial	50,501		672,168
Columbia Banking System	44,480		1,455,386
CVB Financial	84,607		1,489,929
FCB Financial Holdings, Cl. A	29,391	[a]	1,129,496
First Horizon National	142,348		2,167,960
Fulton Financial	114,905		1,668,421
Hancock Holding	57,320		1,858,888
IBERIABANK	38,949		2,614,257
MB Financial	44,360		1,687,454
Seacoast Banking	50,156	[a]	807,010
South State	23,431		1,758,262
Synovus Financial	70,086		2,279,898
UMB Financial	46,183	[b]	2,745,579
United Community Banks	76,317		1,604,183
Washington Trust Bancorp	22,220		893,688
Webster Financial	88,253	[b]	3,354,497
			33,347,733
Capital Goods - 10.7%
Aerovironment	53,465	[a]	1,305,081
Apogee Enterprises	17,591		786,142
Astec Industries	20,336		1,217,516
Chart Industries	30,179	[a]	990,777
CLARCOR	31,423		2,042,495
Comfort Systems USA	32,205		943,929
EMCOR Group	38,494		2,295,012
EnerSys	26,747		1,850,625
Granite Construction	38,716		1,925,734
Kennametal	42,653		1,237,790

8

Common Stocks - 99.6% (continued)	Shares		Value ($)
Capital Goods - 10.7% (continued)
Lindsay	23,365	[b]	1,728,543
Raven Industries	35,789		824,221
Simpson Manufacturing	20,074		882,252
TASER International	44,626	[a,b]	1,276,750
Teledyne Technologies	14,086	[a]	1,520,302
Trinity Industries	47,629		1,151,669
			21,978,838
Commercial & Professional Services - 2.2%
Interface	35,536		593,096
Knoll	34,436		786,863
Korn/Ferry International	89,776		1,885,296
McGrath RentCorp	38,738		1,228,382
			4,493,637
Consumer Durables & Apparel - 5.1%
Cavco Industries	9,631	[a]	953,951
Deckers Outdoor	29,945	[a,b]	1,783,225
Ethan Allen Interiors	35,433		1,107,990
iRobot	38,354	[a,b]	1,686,809
Oxford Industries	20,995		1,421,361
Universal Electronics	16,131	[a]	1,201,114
Vera Bradley	52,111	[a]	789,482
WCI Communities	14,422	[a]	342,090
William Lyon Homes, Cl. A	67,179	[a,b]	1,246,170
			10,532,192
Consumer Services - 2.0%
Belmond, Cl. A	135,279	[a]	1,719,396
Cheesecake Factory	49,251		2,465,505
			4,184,901
Diversified Financials - 1.9%
Cohen & Steers	33,364		1,426,311
Morningstar	16,332		1,294,638
Piper Jaffray	23,183	[a]	1,119,739
			3,840,688
Energy - 6.2%
Callon Petroleum	85,300	[a]	1,339,210
Geospace Technologies	41,386	[a,b]	806,199
Natural Gas Services Group	33,203	[a]	816,462
Oil States International	51,175	[a]	1,615,595
PDC Energy	23,322	[a]	1,563,973

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.6% (continued)	Shares		Value ($)
Energy - 6.2% (continued)
RPC	133,606	[a,b]	2,244,581
RSP Permian	38,073	[a]	1,476,471
SemGroup, Cl. A	45,917		1,623,625
Synergy Resources	174,953	[a,b]	1,212,424
			12,698,540
Exchange-Traded Funds - 2.0%
iShares Russell 2000 Value ETF	38,964	[b]	4,081,479
Food & Staples Retailing - 1.7%
United Natural Foods	88,864	[a]	3,558,115
Food, Beverage & Tobacco - 2.1%
Boston Beer, Cl. A	13,068	[a,b]	2,028,938
Fresh Del Monte Produce	21,014		1,258,739
Hain Celestial Group	26,114	[a]	929,136
			4,216,813
Health Care Equipment & Services - 4.9%
AAC Holdings	11,697	[a,b]	203,411
Air Methods	42,670	[a,b]	1,343,678
Allscripts Healthcare Solutions	111,269	[a]	1,465,413
AMN Healthcare Services	11,113	[a]	354,171
Globus Medical, Cl. A	75,832	[a,b]	1,711,528
LifePoint Health	27,411	[a]	1,623,554
Meridian Bioscience	31,409		605,880
Natus Medical	26,139	[a]	1,027,001
Omnicell	47,573	[a]	1,822,046
			10,156,682
Insurance - 1.5%
First American Financial	24,996		981,843
Safety Insurance Group	12,372		831,646
Selective Insurance Group	30,775		1,226,691
			3,040,180
Materials - 2.9%
Calgon Carbon	59,399		901,083
Carpenter Technology	31,073		1,282,072
Haynes International	21,417		794,785
Louisiana-Pacific	90,496	[a]	1,704,040
Stillwater Mining	91,865	[a]	1,227,316
			5,909,296
Media - 3.1%
E.W. Scripps, Cl. A	140,162	[a,b]	2,228,576

10

Common Stocks - 99.6% (continued)	Shares		Value ($)
Media - 3.1% (continued)
New York Times, Cl. A	123,191		1,472,132
Scholastic	31,862		1,254,088
Time	95,622		1,384,607
			6,339,403
Pharmaceuticals, Biotechnology & Life Sciences - 1.4%
Cambrex	35,793	[a]	1,591,357
Supernus Pharmaceuticals	53,331	[a]	1,318,876
			2,910,233
Real Estate - 8.4%
Agree Realty	10,692	[c]	528,612
American Assets Trust	33,912	[c]	1,471,103
CareTrust	75,321	[c]	1,113,244
CBL & Associates Properties	79,617	[b,c]	966,550
Cousins Properties	150,295	[c]	1,569,080
CyrusOne	28,332	[c]	1,347,753
Education Realty Trust	28,170	[c]	1,215,254
Equity Commonwealth	38,386	[a,c]	1,160,025
Gramercy Property Trust	100,499	[b,c]	968,810
Healthcare Trust of America, Cl. A	44,493	[c]	1,451,362
LaSalle Hotel Properties	45,369	[c]	1,082,958
Pebblebrook Hotel Trust	84,497	[b,c]	2,247,620
Potlatch	23,369	[c]	908,820
Retail Opportunity Investments	57,132	[c]	1,254,619
			17,285,810
Retailing - 3.8%
Dillard's, Cl. A	15,289		963,360
Express	94,989	[a]	1,119,920
Restoration Hardware Holdings	57,262	[a,b]	1,980,120
The Children's Place	20,786		1,660,178
Urban Outfitters	57,504	[a]	1,985,038
			7,708,616
Semiconductors & Semiconductor Equipment - 5.2%
Advanced Energy Industries	25,587	[a]	1,210,777
Brooks Automation	90,271		1,228,588
Cirrus Logic	19,568	[a]	1,040,039
First Solar	31,107	[a,b]	1,228,415
Integrated Device Technology	45,048	[a]	1,040,609
Nanometrics	40,171	[a]	897,420
Semtech	64,116	[a]	1,777,937

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.6% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 5.2% (continued)
Teradyne	102,880		2,220,150
			10,643,935
Software & Services - 4.8%
Acxiom	65,188	[a]	1,737,260
CSG Systems International	29,401		1,215,143
Mentor Graphics	61,285		1,620,375
MicroStrategy, Cl. A	8,876	[a]	1,486,197
NIC	22,219		522,147
Teradata	16,274	[a]	504,494
Verint Systems	32,697	[a]	1,230,388
WebMD Health	32,851	[a,b]	1,632,695
			9,948,699
Technology Hardware & Equipment - 5.8%
CalAmp	38,335	[a]	534,773
Cray	34,444	[a]	810,812
Electronics For Imaging	32,019	[a,b]	1,566,369
FARO Technologies	20,816	[a]	748,335
FLIR Systems	41,243		1,295,855
Ixia	64,327	[a]	804,088
NetScout Systems	50,815	[a]	1,486,339
Plantronics	18,975		985,941
Tech Data	28,867	[a]	2,445,324
Vishay Intertechnology	85,545	[b]	1,205,329
			11,883,165
Transportation - 2.0%
Kirby	19,803	[a]	1,230,954
Knight Transportation	57,726	[b]	1,656,159
Marten Transport	55,975		1,175,475
			4,062,588
Utilities - 4.5%
American States Water	25,941		1,038,937
Chesapeake Utilities	23,620		1,442,237
Hawaiian Electric Industries	50,428		1,505,276
Portland General Electric	44,760		1,906,328
Vectren	27,428		1,376,886
WGL Holdings	31,417		1,969,846
			9,239,510
Total Common Stocks (cost $168,089,841)			204,479,378

12

Other Investment - 1.4%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,846,520)	2,846,520	[d]	2,846,520
Investment of Cash Collateral for Securities Loaned - 7.2%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $14,807,111)	14,807,111	[d]	14,807,111
Total Investments (cost $185,743,472)	108.2%		222,133,009
Liabilities, Less Cash and Receivables	(8.2%)		(16,763,564)
Net Assets	100.0%		205,369,445

ETF—Exchange-Traded Fund
a Non-income producing security.
b Security, or portion thereof, on loan. At September 30, 2016, the value of the fund’s securities on loan was $35,614,036 and the value of the collateral held by the fund was $36,074,531, consisting of cash collateral of $14,807,111 and U.S. Government & Agency securities valued at $21,267,420.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

13

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Banks	16.2
Capital Goods	10.7
Money Market Investments	8.6
Real Estate	8.4
Energy	6.2
Technology Hardware & Equipment	5.8
Semiconductors & Semiconductor Equipment	5.2
Consumer Durables & Apparel	5.1
Health Care Equipment & Services	4.9
Software & Services	4.8
Utilities	4.5
Retailing	3.8
Media	3.1
Materials	2.9
Commercial & Professional Services	2.2
Food, Beverage & Tobacco	2.1
Consumer Services	2.0
Exchange-Traded Funds	2.0
Transportation	2.0
Diversified Financials	1.9
Food & Staples Retailing	1.7
Insurance	1.5
Pharmaceuticals, Biotechnology & Life Sciences	1.4
Automobiles & Components	1.2
108.2

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $35,614,036)—Note 1(b):
Unaffiliated issuers	168,089,841	204,479,378
Affiliated issuers	17,653,631	17,653,631
Cash		821,795
Receivable for investment securities sold		1,042,217
Dividends and securities lending income receivable		245,882
Prepaid expenses		50,024
		224,292,927
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		178,002
Liability for securities on loan—Note 1(b)		14,807,111
Payable for investment securities purchased		3,807,802
Payable for shares of Beneficial Interest redeemed		66,555
Accrued expenses		64,012
		18,923,482
Net Assets ($)		205,369,445
Composition of Net Assets ($):
Paid-in capital		157,008,064
Accumulated undistributed investment income—net		770,936
Accumulated net realized gain (loss) on investments		11,200,908
Accumulated net unrealized appreciation (depreciation) on investments		36,389,537
Net Assets ($)		205,369,445

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	10,185	10,172	205,338,899	10,189
Shares Outstanding	439.17	439.17	8,848,948	439.17
Net Asset Value Per Share ($)	23.19	23.16	23.20	23.20

See notes to financial statements.

15

STATEMENT OF OPERATIONS

Year Ended September 30, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,425,504
Affiliated issuers	5,718
Income from securities lending—Note 1(b)	101,279
Total Income	3,532,501
Expenses:
Investment advisory fee—Note 3(a)	1,729,707
Administration fee—Note 3(a)	129,728
Shareholder servicing costs—Note 3(c)	108,868
Professional fees	55,818
Custodian fees—Note 3(c)	46,033
Registration fees	31,473
Prospectus and shareholders’ reports	16,110
Trustees’ fees and expenses—Note 3(d)	15,034
Interest expense—Note 2	7,430
Loan commitment fees—Note 2	3,480
Distribution fees—Note 3(b)	13
Miscellaneous	20,696
Total Expenses	2,164,390
Less—reduction in fees due to earnings credits—Note 3(c)	(41)
Net Expenses	2,164,349
Investment Income—Net	1,368,152
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,248,204
Net unrealized appreciation (depreciation) on investments	13,645,153
Net Realized and Unrealized Gain (Loss) on Investments	29,893,357
Net Increase in Net Assets Resulting from Operations	31,261,509

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2016[a]	2015
Operations ($):
Investment income—net	1,368,152	1,867,826
Net realized gain (loss) on investments	16,248,204	16,979,535
Net unrealized appreciation (depreciation) on investments	13,645,153	(21,216,304)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,261,509	(2,368,943)
Dividends to Shareholders from ($):
Investment income—net
Class I	(1,900,456)	(1,400,392)
Net realized gain on investments
Class I	(20,323,088)	(60,861,664)
Total Dividends	(22,223,544)	(62,262,056)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	10,000	-
Class C	10,000	-
Class I	21,354,015	21,295,604
Class Y	10,000	-
Dividends reinvested
Class I	21,820,149	61,197,899
Cost of shares redeemed
Class I	(101,891,572)	(81,219,703)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(58,687,408)	1,273,800
Total Increase (Decrease) in Net Assets	(49,649,443)	(63,357,199)
Net Assets ($):
Beginning of Period	255,018,888	318,376,087
End of Period	205,369,445	255,018,888
Undistributed investment income—net	770,936	1,519,285
Capital Share Transactions (Shares):
Class A
Shares sold	439.17	-
Class C
Shares sold	439.17	-
Class I
Shares sold	998,157	861,137
Shares issued for dividends reinvested	1,055,644	2,685,296
Shares redeemed	(4,821,491)	(3,214,581)
Net Increase (Decrease) in Shares Outstanding	(2,767,690)	331,852
Class Y
Shares sold	439.17	-

[a]Effective August 1, 2016, the fund commenced offering Class A, Class C and Class Y shares.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	21.95	28.21	32.76	25.65	18.81
Investment Operations:
Investment income—net[a]	.14	.15	.11	.26	.14
Net realized and unrealized gain (loss) on investments	3.11	(.51)	1.15	7.29	6.79
Total from Investment Operations	3.25	(.36)	1.26	7.55	6.93
Distributions:
Dividends from investment income—net	(.17)	(.13)	(.09)	(.22)	(.09)
Dividends from net realized gain on investments	(1.83)	(5.77)	(5.72)	(.22)	-
Total Distributions	(2.00)	(5.90)	(5.81)	(.44)	(.09)
Net asset value, end of period	23.20	21.95	28.21	32.76	25.65
Total Return (%)	15.91	(2.05)	3.62	29.92	36.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	.97	.96	.99	.98
Ratio of net expenses to average net assets	1.00	.97	.96	.99	.98
Ratio of net investment income to average net assets	.63	.62	.37	.90	.59
Portfolio Turnover Rate	78.56	76.23	68.43	76.63	88.54
Net Assets, end of period ($ x 1,000)	205,339	255,019	318,376	385,746	457,180

a Based on average shares outstanding.
See notes to financial statements.

18

	Period Ended September 30, 2016[a]
	Class A Shares	Class C Shares	Class Y Shares
Per Share Data ($):
Net asset value, beginning of period	22.77	22.77	22.77
Investment Operations:
Investment income (loss)—net[b]	.02	(.01)	.03
Net realized and unrealized gain (loss) on investments	.40	.40	.40
Total from Investment Operations	.42	.39	.43
Net asset value, end of period	23.19	23.16	23.20
Total Return (%)[c]	1.84[d]	1.71[d]	1.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.37	2.13	1.12
Ratio of net expenses to average net assets[e]	1.37	2.13	1.12
Ratio of net investment income (loss) to average net assets[e]	.46	(.30)	.72
Portfolio Turnover Rate[c]	78.56	78.56	78.56
Net Assets, end of period ($ x 1,000)	10	10	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.
b Based on average shares outstanding.
c Not annualized.
d Exclusive of sales charge.
e Annualized.
See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective August 1, 2016, the fund implemented a multiple class structure in which the fund commenced offering Class A, Class C and Class Y shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

20

As of September 30, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class A, Class C and Class Y shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

21

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust's Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

22

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	198,678,503	-	-	198,678,503
Equity Securities—Foreign Common Stocks†	1,719,396	-	-	1,719,396
Exchange—Traded Funds	4,081,479	-	-	4,081,479
Mutual Funds	17,653,631	-	-	17,653,631

† See Statement of Investments for additional detailed categorizations.

At September 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the

23

NOTES TO FINANCIAL STATEMENTS (continued)

securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2016, The Bank of New York Mellon earned $24,101 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2016 were as follows:

Affiliated Investment Company	Value 9/30/2015 ($)	Purchases ($)	Sales ($)	Value 9/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	8,516,377	119,971,826	113,681,092	14,807,111	7.2
Dreyfus Institutional Preferred Government Plus Money Market Fund†	4,093,323	75,539,763	76,786,566	2,846,520	1.4
Total	12,609,700	195,511,589	190,467,658	17,653,631	8.6

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

24

As of and during the period ended September 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $632,172, undistributed capital gains $15,903,712 and unrealized appreciation $31,825,497.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2016 and September 30, 2015 were as follows: ordinary income $1,900,456 and $9,741,539, and long-term capital gains $20,323,088 and $52,520,517, respectively.

During the period ended September 30, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $216,045 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2016 was approximately $552,000 with a related weighted average annualized interest rate of 1.35%.

25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $129,728 during the period ended September 30, 2016.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2016, Class C shares were charged $13 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended

26

September 30, 2016, Class A and Class C shares were charged $4 and $4, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2016, the fund was charged $3,275 for transfer agency services and $108 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $41.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2016, the fund was charged $46,033 pursuant to the custody agreement.

During the period ended September 30, 2016, the fund was charged $9,919 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $134,088, administration fees $10,063, Distribution Plan fees $6, Shareholder Services Plan fees $4, custodian fees $25,808, Chief Compliance Officer fees $7,217 and transfer agency fees $816.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2016, amounted to $171,003,475 and $249,923,145, respectively.

At September 30, 2016, the cost of investments for federal income tax purposes was $190,307,512; accordingly, accumulated net unrealized appreciation on investments was $31,825,497, consisting of $41,127,208 gross unrealized appreciation and $9,301,711 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Value Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small Cap Value Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2016

29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $1,900,456 as ordinary income dividends paid during the year ended September 30, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended September 30, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. The fund reports the maximum amount allowable but not less than $1.8265 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

30

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Francine J. Bovich (65)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 77

———————

Kenneth A. Himmel (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (69)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (66)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 63

———————

Benaree Pratt Wiley (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

33

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 156 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

Dreyfus/The Boston Company Small Cap Value Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: RUDAX Class C: BOSCX Class I: STSVX Class Y: BOSYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6944AR0916

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $162,900 in 2015 and $167,500 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $29,800 in 2015 and $30,400 in 2016.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $16,210 in 2015 and $16,800 in 2016.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $14,297,338 in 2015 and $19,014,000 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:  November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:  November 29, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:  November 29, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)